LONDON PACIFIC LIFE & ANNUITY COMPANY




                       LPT VARIABLE INSURANCE SERIES TRUST






                                 REGENCY SERIES

                 FLEXIBLE CONTRIBUTION DEFERRED VARIABLE ANNUITY




                               SEMI-ANNUAL REPORT

                     For the Six Months Ended June 30, 1999










This Annual Report has been prepared to provide information to the owners of London Pacific Life & Annuity Company's Regency Series Variable Annuity. If it is used for any other purpose, it must be accompanied or preceded by a current Regency Series prospectus, which discloses any charges and other important information about LPLA Separate Account One, together with the current prospectus for the LPT Variable Insurance Series Trust.


                                    CONTENTS





               Message from the President.......................1


                      LPT Variable Insurance Series Trust:
               Individual Portfolio Review....................2-8
               Statements of Assets & Liabilities...............9
               Statements of Operations........................10
               Statements of Changes in Net Assets..........11-12
               Financial Highlights.........................13-18
               Schedules of Investments.....................19-33
               Notes to Financial Statements................34-41



                           MESSAGE FROM THE PRESIDENT




Dear Contract Owner:

We are pleased to provide you with the Semi-Annual Report for the LPT Variable Insurance Series Trust for the year ending June 30, 1999.

Robertson Stephens Diversified Growth Portfolio was up 36.33% as compared to the Russell 2000 Small Company Index, which was up 9.28% and the S&P 500 Index which was up 12.38%. The Strong Growth Portfolio was up 15.36% compared to the Russell 2000 Small Company Index, which rose 9.28% and the S&P 500 Index which was up 12.38%. Lexington Corporate Leaders Portfolio was up 16.75% compared to the Lipper Growth & Income Index, which was up 11.59% and the S&P 500 Index which rose 12.38%. Harris Associates Value Portfolio was up 14.04% compared to the S&P 500 which was up 12.38% and the Lipper Growth & Income Index which was up 11.59%. MFS Total Return Portfolio was up 4.97% as compared to the Lehman Brothers Aggregate Bond Index, which decreased by 1.37% and the Lipper Balanced Fund Index which rose by 6.16%. Berkeley U.S. Quality Bond was down 5.15% as compared to the Lipper Government Intermediate Bond Index which was down 1.69%.

We are also pleased to inform you that SAI Global Leaders Portfolio was open to investors on May 11, 1999. The Portfolio's sub-advisor is Select Advisors, Inc., an affiliate of London Pacific Life & Annuity Company. The Portfolio's return during the period ended June 30, 1999 was up 0.10% compared to the S&P 500 Index which was up 0.80%. Investment performance was strong in the majority of the portfolios.

We will continue to monitor the performance of each of the investment options carefully. Our ongoing objective is to provide you with the highest quality investment choices.

Thank you for choosing the Regency Variable Annuity. We look forward to serving your investment needs in the future.



Ian K. Whitehead
President
LPT Variable Insurance Series Trust



                        HARRIS ASSOCIATES VALUE PORTFOLIO


INVESTMENT SUB-ADVISOR
Harris Associates L.P.

ABOUT THE PORTFOLIO
Invests primarily in equity securities that are believed to have long-term capital appreciation potential.

PERFORMANCE
Net total return for the six months ended June 30, 1999:

Harris Value Portfolio   14.04%*
S&P 500 Index            12.38%
Lipper Growth &
  Income Index           11.59%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Growth & Income Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Harris Associates Value Portfolio earned a total return of 14.04% for the six month period ending June 30, 1999. Comparatively, the returns for the S&P 500 and the Lipper Growth and Income Indices were 12.38% and 11.59%, respectively.

Previously, we discussed that while 1998 had been frustrating, we were excited about the present composition of the portfolio. Our initial excitement thus far was warranted as the results for the first half of 1999 illustrate. During March and April, there began a re-assessment of stock valuations. What exactly triggered this change and altered the market's course has no simple explanation.

Valuation is another important answer to the riddle of internal market leadership. As we reported in January, our list of holdings seemed absurdly priced at an average of only 8 times operating cash flow, fully 40% below the market multiple. The market break of last July/August had driven a great number of stocks to rock-bottom price levels, and we acted opportunistically by adding new holdings to the Portfolio in the ensuing months. While valuation itself rarely drives stock prices, we were encouraged by growing share repurchase and merger activity, mechanisms which should help to close the price value gap and create attractive investment returns. In retrospect, we were probably a bit premature in the purchase of many of these stocks, but value investors are, by nature, early. Rather than chase the market leaders at increasingly higher prices, we remained focused on identifying attractive business at significantly discounted prices. While many of our peers succumbed to impatience, we remained focused and disciplined. So far, this strategy has benefited the Portfolio. Value investing was not-and is not dead.

Despite recent appreciation of the portfolio, our average holding continues to trade at a steep 40% discount to the S&P 500 based on 1999 price/cash flow estimates. While the market in general appears expensive based on traditional measures, there are a number of indications that the long-term prospects for our Portfolio remain quite favorable. As always, we will exercise discipline in our stock selection process, regardless of the markets mood.



$10,000 Hypothetical Investment since inception February 9, 1996
-------------------------------------------------------------------------------

Harris Associates Value Portfolio - X
S&P 500 Index                     - Y
Lipper Growth & Income Index      - Z

$24,000--------------------------------------------------------------
$22,000--------------------------------------------------------------Y $22,166
$20,000--------------------------------------------------------------Z $18,453
$18,000--------------------------------------------------------------X $18,036
$16,000--------------------------------------------------------------
$14,000--------------------------------------------------------------
$12,000--------------------------------------------------------------
$10,000--------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Harris Associates Value Portfolio, the S&P 500 Index, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Growth & Income Index include reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/99

                          6 Months         3 Years          Since Inception
                                                            February 9, 1996
Harris Associates Value
 Portfolio                14.04%*          20.38%*          19.01%*
S&P 500 Index             12.38%           29.12%           26.47%
Lipper Growth & Income
 Index                    11.59%           21.41%           19.81%




                           MFS TOTAL RETURN PORTFOLIO

INVESTMENT SUB-ADVISOR
Massachusetts Financial
  Services Company

ABOUT THE PORTFOLIO
Invests in securities which are expected to provide above-average income and opportunities for capital growth and income, consistent with the prudent employment of capital.

PERFORMANCE
Net total return for the six months ended June 30, 1999:

MFS Total Return
  Portfolio                           4.97%*
Lehman Brothers
  Aggregate Bond Index               (1.37%)
Lipper Balanced
  Fund Index                          6.16%


The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Results for the Lehman Brothers Aggregate Bond Index do not reflect the expenses and investment management fees incurred by the portfolio.

The Lipper Balanced Fund Index is a nonweighted index of 210 funds investing in stocks and corporate and government bonds. Results for the Lipper Balanced Fund Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The MFS Total Return Portfolio earned a total return of 4.97% for the six month period ending June 30, 1999. Comparatively, the returns for the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index were -1.37% and 6.16%, respectively.

In the first three months of 1999, the Portfolio was hurt by the continued underperformance of value stocks compared to growth stocks. Prices of value stocks reflect the underlying value of companies' assets and earnings, while prices of growth stocks tend to reflect investors' earnings growth expectations. Late in March, however, value stocks began to recover, due in part to second-quarter concerns about inflation. Investors trying to anticipate the effects of rising inflation and interest rates have bought value stocks and moved out of growth companies, which have been trading at very high prices relative to their earnings.

Companies that have performed well for the Portfolio include Allied Signal, a diversified industrial company, and those in the paper industry. Allied Signal had some earnings problems last year, but with its planned acquisition of Honeywell, another diversified industrial company, we believe its future appears bright. Paper companies have reduced their excess supply and, because global economies have strengthened, demand for paper has been better than expected. As a result, we've seen higher prices for such holdings as Weyerhaeuser, Champion, and International Paper.

In February, we began increasing the Portfolio's stock allocation to around 60% of assets because we felt prices of value stocks had become attractive, especially given the big gains in growth stocks over the previous year or so. This increase has helped the Portfolio because the market began turning toward value stocks in April and May. We have not changed the basic makeup of the bond portfolio, keeping about 45% of fixed-income assets in investment-grade corporate and 30% in U.S. Treasuries to help limit price volatility.

$10,000 Hypothetical Investment since inception February 9, 1996
------------------------------------------------------------------------------
MFS Total Return Portfolio           - X
Lehman Brothers Aggregate Bond Index - Y
Lipper Balanced Fund Index           - Z

$17,000-------------------------------------------------------------
$16,000-------------------------------------------------------------Z $16,087
$15,000-------------------------------------------------------------X $15,639
$14,000-------------------------------------------------------------
$13,000-------------------------------------------------------------
$12,000-------------------------------------------------------------Y $12,110
$11,000-------------------------------------------------------------
$10,000-------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the MFS Total Return Portfolio, the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Fund Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index includes reinvestment of dividends.

                   Average Annual Total Returns as of 6/30/99

                            6 Months      3 Years      Since Inception
                                                       February 9, 1996

MFS Total Return Portfolio  4.97%*        15.40%*      14.10%*
Lehman Brothers Aggregate
 Bond Index                (1.37%)         7.23%        5.81%
Lipper Balanced Fund Index  6.16%         16.79%       15.06%



                     BERKELEY U.S. QUALITY BOND PORTFOLIO


INVESTMENT SUB-ADVISOR
Berkeley Capital Management

ABOUT THE PORTFOLIO
Invests primarily in high quality debt securities of the U.S. Government and its agencies to obtain a high level of current income.

PERFORMANCE
Net total return for the six months ended June 30, 1999:

Berkeley U.S. Quality
 Bond Portfolio               (5.15%)*
Lipper Government
Intermediate Bond Index       (1.69%)


The Lipper Government Intermediate Bond Index is a nonweighted index of 139 funds investing in government bonds. Results for the Lipper Government Intermediate Bond Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower. Expense reimbursements ceased effective May 1, 1999.

The Berkeley U.S. Quality Bond Portfolio earned a total return of -5.15% for the six month period ending June 30, 1999. Comparatively the return for the Lipper Government Intermediate Bond index was -1.69%.

The unfavorable conditions in the bond market continued in the second quarter, as yields on the five and ten year notes rose 55bp to 5.65% and 5.80%, respectively. The long bond yield, meanwhile, breached the psychologically significantly 6.00% level.

Driving interest rates higher was the perception that the Federal Reserve was about to begin reversing last year's easing, a perception that was proved accurate at the June 30 meeting when the Fed lifted the Fed Funds target by 25 bp, to 5.00%. Although the Federal Reserve Open Market Committee announced a neutral bias regarding future rates hikes, investors are concerned that the last increase might be the precursor to another 25 bp or 50 bp tightening over the next six months. Unless the economy's rate of growth slows to something nearer 3% from the current level of approximately 4%, these fears may be justified.

Though the economy is beginning to show some signs of slowing in the interest sensitive housing sector, manufacturing is beginning to recover from its slump. Consumer confidence remains strong, while the unemployment rate of 4.2% suggests that the possibility of wage inflation is not an idle threat. As Mr. Greenspan, the Federal Reserve's Chairman, is fond of pointing out, productivity gains are not likely to continue forever.

In this environment we do not foresee much opportunity for a sustained rally in the bond market. Signs of softer economic growth over the summer would be a welcome development, but absent such a slowdown the Fed will be facing significant pressure to raise short term interest rates this Fall.

$10,000 Hypothetical Investment since inception February 9, 1996
------------------------------------------------------------------------------
Berkeley U.S. Quality Bond Portfolio      - X
Lipper Government Intermediate Bond Index - Y

$12,500---------------------------------------------------------
$12,000---------------------------------------------------------Y $11,791
$11,500---------------------------------------------------------X $11,454
$11,000---------------------------------------------------------
$10,500---------------------------------------------------------
$10,000---------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Berkeley U.S. Quality Bond Portfolio, and the Lipper Government Intermediate Bond Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, and the Lipper Government Intermediate Bond Index include reinvestment of dividends

                   Average Annual Total Returns as of 6/30/99

                         6 Months           3 Years            Since Inception
                                                               February 9, 1996

Berkeley U.S.
 Quality Bond Portfolio  (5.15%)*            5.28%*            4.09%*
Lipper Government
 Intermediate Bond Index (1.69%)*            5.35%             4.98%



                             STRONG GROWTH PORTFOLIO


IINVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests in equity securities that are
believed to have above average capital growth potential.

PERFORMANCE
Net total return for the six months ended June 30, 1999:

Strong Growth Portfolio  15.36%*
Russell 2000 Small
 Company Index            9.28%
S&P 500 Index            12.38%


The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Strong Growth Portfolio earned a total return of 15.36% for the six month period ending June 30, 1999. Comparatively, the returns for the Russell 2000 Small Company Index and the S&P 500 were 9.28% and 12.38% respectively.

A change in market leadership started to unfold early in the second quarter, as the market performance broadened out to both smaller and mid-cap stocks, as well as to the more economically sensitive sectors. Continued strength in U.S. economy, along with the prospects for recovery in the emerging markets, drove this shift in sentiment.

Technology stocks remain heavily favored in the portfolio, with an emphasis on semiconductor, telecommunications, and E-commerce related securities. As the Internet grows in depth and scope, E-commerce software enablers and companies involved in the expansion of the infrastructure are likely to prosper. After a horrid 1998, the prospects for leading semiconductor companies are beginning to improve driven by the rapid buildout of the Internet, the demand for service companies to provide improved transmission capacity (bandwidth), and signs of stabilization in Asian demand. Although Year 2000 fears will likely resurface in some form as we approach the new year, more and more companies are declaring themselves compliant. Demand pattern in technology spending will be impacted, the question is by how much and to what extent. We will monitor the situation closely and hope to capitalize on opportunities when they present themselves.

The broadening that occurred during the second quarter has healthy implications for the stock market going forward. However, the market may remain in a trading range until interest rates stabilize and the risks of further Fed tightening abate. While there are only pockets of inflation, a watchful eye will be on the recoveries in Japan and Europe, as well as U.S. wage rates, for any hints of a general rise in inflation. Our investment focus will continue to be on these great companies that are delivering the earnings growth and benefiting from the secular forces driving the U.S. economy, such as technology and communications as well as the healthy environment for the U.S. consumer.

$10,000 Hypothetical Investment since inception February 9, 1996
------------------------------------------------------------------------------
Strong Growth Portfolio          - X
Russell 2000 Small Company Index - Y
S&P 500 Index                    - Z

$24,000--------------------------------------------------------------X $22,754
$22,000--------------------------------------------------------------Z $22,166
$20,000--------------------------------------------------------------
$18,000--------------------------------------------------------------
$16,000--------------------------------------------------------------
$14,000--------------------------------------------------------------Y $14,917
$12,000--------------------------------------------------------------
$10,000--------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Strong Growth Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index included reivestment of dividends.

                   Average Annual Total Returns as of 6/30/99

                     6 Months          3 Years              Since Inception
                                                            February 9, 1996

Strong Growth
 Portfolio           15.36%*           26.47%*              27.45%*
Russell 2000 Small
 Company Index        9.28%             9.71%               12.52%
S&P 500 Index        12.38%            29.12%               26.47%




                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
RS Investment Management, L.P.

ABOUT THE PORTFOLIO
Invests in securities broadly diversified over industry sectors by focusing on small and mid-cap companies expected to provide long-term capital appreciation. PERFORMANCE
Net total return for the six months ended June 30, 1999:

Robertson Stephens
 Diversified Growth
 Portfolio                      36.33%*
Russell 2000 Small
 Company Index                   9.28%
S&P 500 Index                   12.38%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment managemet fees incurred by the Portfolio.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Robertson Stephens Diversified Growth Portfolio earned a total return of 36.33% for the six month period ending June 30, 1999. Comparatively, the returns for the Russell 2000 Small Company and the S&P 500 Indices were 9.28% and 12.38%, respectively.

Small cap stocks continued to gain strength this quarter against larger cap stocks. Relative valuations of small caps are extremely attractive, especially based on such measures as price to cash flow and price to sales. Merger and acquisition activity among smaller companies maintains an enthusiastic pace. However, subscriptions into small cap mutual funds are at a ten-year low as individual investors continue to neglect the small cap universe. Furthermore, almost the entire net inflow into U.S. mutual funds in the first quarter went into large cap growth and S&P 500 index funds. We view these as contrary indicators. We believe these contrary indicators coupled with attractive small cap valuations, make a convincing case for small cap stocks.

Our portfolio benefited this quarter from our investments in the technology and telecommunications sectors, as well as the health care and financial services sectors. Our focus has been on well-managed companies that are at the forefront of new technology product cycles, and we are investing in companies that are adopting new stratagies to take advantage of this growth. Additionally, we maintain our long term bullish position on the energy and oil services sector, and we have positioned the Portfolio to take advantage of what we believe could be a strong rebound in profitability in the sector in late 1999 and beyond.

Our philosophy of searching for above average growth with a disciplined approach to risk management has paid off handsomely in the first half of this year. However, we believe successful equity investing is not a short-term proposition, thus, we remain focused on the long term.

$10,000 Hypothetical Investment since inception February 9, 1996
-----------------------------------------------------------------------------
Robertson Stephens Diversified Growth Portfolio - X
Russell 2000 Small Company Index                - Y
S&P 500 Index                                   - Z

$24,000--------------------------------------------------------------
$22,000--------------------------------------------------------------Z $22,166
$20,000--------------------------------------------------------------X $19,529
$18,000--------------------------------------------------------------
$16,000--------------------------------------------------------------
$14,000--------------------------------------------------------------Y $14,917
$12,000--------------------------------------------------------------
$10,000--------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Robertson Stephens Diversified Growth Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index on February
9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                   Average Annual Total Return as of 6/30/99

                         6 Months        3 Years          Since Inception
                                                          February 9, 1996
Robertson Stephens
 Diversified Growth
 Portfolio               36.33%*         17.24%*          21.83%*
Russell 2000 Small
 Company Index            9.28%           9.71%           12.52%
S&P 500 Index            12.38%          29.12%           26.47%




                      LEXINGTON CORPORATE LEADERS PORTFOLIO

INVESTMENT SUB-ADVISOR
Lexington Management Corporation

ABOUT THE PORTFOLIO
Invests in large well-established companies believed to have long-term potential for strong capital growth and earnings.

PERFORMANCE
Net total return for the six months ended June 30, 1999:

Lexington Corporate
 Leaders Portfolio        16.75%*
S&P 500 Index             12.38%
Lipper Growth &
  Income Index            11.59%


The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Growth & Income Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The Lexington Corporate Leaders Portfolio earned a total return of 16.75% for the six month period ending June 30, 1999. Comparatively, the returns for the S&P 500 and the Lipper Growth and Income Indices were 12.38% and 11.59%, respectively.

Stocks continued to soar in the first half. Driving stocks higher was the much-improved outlook for corporate earnings, a reflection of the continued strength of the U.S. economy and improving conditions in several countries that are important trading partners of U.S. corporations. Although we had anticipated a pick up in earnings this year after a flat year in 1998, the speed and magnitude of the gains were very impressive. We expect earnings to remain strong for the rest of this year providing continued support for stock prices.

During the first six months of the year, the Portfolio benefited from improved returns for several sectors that under-performed in 1998. The increase in the price of crude oil resulted in share price improvement for the energy sector, currently the largest group in the Portfolio. Railroads also recovered from the 18-month industry meltdown that resulted from the merger of Union Pacific Corp. and Burlington Northern Santa Fe as railroads began to recapture market share that had been lost to other modes of delivery including trucks and barges.

The U.S. economy appears unstoppable so that despite the moderating effects of higher interest rates, improving global growth, and a resurgent manufacturing sector, overall growth is expected to remain strong. Under these conditions the Federal Reserve may have no choice but to raise short-term interest rates again, and while the stock market has ignored one increase, it may find another increase harder to swallow.

In an environment of strong earnings and unfavorable interest rates, the stock market may have difficulty matching the very high returns that investors have been accustomed to in recent years. The Portfolio continues to invest in a blue chip stock portfolio with particular emphasis on consistent investment style, low expenses and low portfolio turnover.

$10,000 Hypothetical Investment since inception February 9, 1999
-----------------------------------------------------------------------------
Lexington Corporate Leaders Portfolio - X
S&P 500 Index                         - Y
Lipper Growth & Income Index          - Z

$24,000---------------------------------------------------------------
$22,000---------------------------------------------------------------Y $22,166
$20,000---------------------------------------------------------------Z $18,453
$18,000---------------------------------------------------------------X $18,382
$16,000---------------------------------------------------------------
$14,000---------------------------------------------------------------
$12,000---------------------------------------------------------------
$10,000---------------------------------------------------------------

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Lexington Corporate Leaders Portfolio, the S&P 500
Index, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P
500 Index and the Lipper Growth & Income Index include reivestment of dividends.

                   Average Annual Total Returns as of 6/30/99

                      6 Months          3 Years            Since Inception
                                                           February 9, 1996

Lexington Corporate
 Leaders Portfolio    16.75%*           19.68%*            19.68%*
S&P 500 Index         12.38%            29.12%             26.47%
Lipper Growth &
 Income Index         11.59%            21.41%             19.81%




                          SAI GLOBAL LEADERS PORTFOLIO.



INVESTMENT SUB-ADVISOR
Select Advisors, Inc.

ABOUT THE PORTFOLIO
Invests primarily in equity securities of foreign & domestic companies with large capitalization to obtain long-term capital growth.

PERFORMANCE
Net total return for the period May 11, 1999 through June 30, 1999:

SAI Global
 Leaders Portfolio           0.10%*
S&P 500 Index                0.80%


The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, the Investment Advisor (LPIMC Insurance Marketing Services) waived a portion of its management fee and London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

The SAI Global Leaders Portfolio earned a total return of 0.10% from the date of inception on May 11, 1999 through June 30, 1999, compared to 0.80% for the S&P 500 Index.

Although smaller sized companies have generally lagged large caps over the last several years and have not shown meaningful out-performance since the third quarter of 1997, small caps did outpace the large caps in the second quarter. Despite a slump in Internet stocks by -11.4% in the June period, small cap stocks as measured by the Russell 2000 index surged +15.6% . Mid-cap stocks also surpassed the large companies by gaining +10.9% .

Foreign developed markets on average registered smaller gains for the quarter. The Morgan Stanley Europe, Australia and Far East (EAFE) Index returned +2.6% for the second quarter of 1999. The small return, again masked the volatility of the countries within the index. At approximately 20% of the index, Japan, by gaining 7.4% pushed EAFE into positive territory. Europe, though, did not fare as well and lost-0.7% in the three-month period. Although Germany and France managed returns of +5.3% and +3.0%, respectively, Europe lagged due to the -2.2% decline in the U.K.. Disappointing economic performance weighed heavily on U.K. stock prices.

Short-term, our outlook is very positive. The Federal Reserve's change to a neutral policy stance has reduced inflationary and interest rate concerns at the moment. Also, we expect the next few quarters to reflect continued strong earnings reports, and this should propel the markets higher over the next several weeks. As we indicated above, however, the Federal Reserve seems to be convinced that the U.S. economy needs to slow down, and the method and kind of slowdown are extremely important to the world economy and financial markets. Currently, the markets may be discounting an overly optimistic scenario that the U.S. can slow on its own or with minimal Federal Reserve assistance.

$10,000 Hypothetical Investment since inception May 11, 1999
---------------------------------------------------------------------------
SAI Global Leaders Portfolio - X
S&P 500 Index                - Y

$12,500-------------------------------------------------------------
$12,000-------------------------------------------------------------
$11,500-------------------------------------------------------------
$11,000-------------------------------------------------------------
$10,500-------------------------------------------------------------Y $10,080
$10,000-------------------------------------------------------------X $10,010

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the SAI Global Leaders Portfolio and the S&P 500 Index on May 11, 1999, the inception date of the Portfolio. The figures for the Portfolio and the S&P 500 Index include reinvestment of dividends.

                   Average Annual Total Return as of 6/30/99

                                     Since Inception
                                     May 11, 1999
SAI Global Leaders Portfolio         0.10%*
S&P 500 Index                        0.80%



                                                  LPT Variable Insurance Series Trust
                                                 Statements of Assets and Liabilities
                                                       June 30, 1999 (Unaudited)


                                                     Harris
                                                   Associates                        Berkeley U.S.
                                                      Value       MFS Total Return   Quality Bond    Strong Growth
     Assets                                         Portfolio        Portfolio        Portfolio        Portfolio
                                                ---------------- ----------------- --------------- -----------------
     Investments at value, see accompanying
     schedules                                       $ 7,197,028       $12,188,590        $224,724       $8,785,998
     Repurchase agreements at cost and value             285,000           865,000               0          655,000
     Cash                                                    613                 0           7,316              655
     Foreign currency at value                                 0             1,098               0                0
     Dividends and/or interest receivable                 12,655            78,010             660            1,443
     Receivable for investments securities sold           16,713            60,954               0          180,414
     Receivable for Trust shares sold                          0             4,893               0              118
     Expense reimbursements receivable                     3,114             6,428               0            4,988
     Other assets                                          1,654             1,654           1,654            1,654
                                                           -----             -----           -----            -----
              Total Assets                           $ 7,516,777       $13,206,627        $234,354       $9,630,270

     Investments at cost                             $ 6,188,717       $11,395,878        $225,571       $7,270,390
     Foreign currency at cost                                 $0            $1,148              $0               $0

     Liabilities

     Payable for investments securities purchased             $0           $56,703              $0         $236,776
     Payable for Trust shares redeemed                     4,732             7,920             138            5,519
     Payable to London Pacific                                 0                 0           4,098                0
     Custodian fees payable                                7,201            21,571           7,396           14,976
     Advisory fees payable                                18,698            23,815             716           16,073
     Accrued legal and audit fees                          9,978             9,978             618           10,728
     Accrued expenses and other liabilities                  852             1,016             852              852
                                                             ---             -----             ---              ---
              Total Liabilities                           41,461           121,003          13,818          284,924


     Net Assets                                      $ 7,475,316       $13,085,624        $220,536       $9,345,346
                                                     ===========       ===========        ========       ==========

     Components of Net Assets:
          Paid-in capital                            $ 6,039,246       $11,112,219        $108,277       $6,582,276
          Undistributed net investment income (loss)      54,302           406,628          97,641          (34,892)
          Accumulated net realized gain on securities
            and foreign currency transactions            373,457           774,116          15,465        1,282,354
          Net unrealized appreciation /(depreciation)
          of securities and foreign currency
          transactions                                 1,008,311           792,661            (847)       1,515,608
                                                       ---------           -------            ----        ---------
     Net assets                                      $ 7,475,316       $13,085,624        $220,536       $9,345,346
                                                     ===========       ===========        ========       ==========
     Shares outstanding (unlimited
     authorization, $.01 par value)                      467,209           873,097          21,757          474,861
                                                         =======           =======          ======          =======

     Net asset value, offering price and
     redemption price, per share
     (net assets/shares outstanding)                   $   16.00         $   14.99         $ 10.14         $  19.68
                                                       =========         =========         =======         ========

                                                    See Notes to Financial Statements



                                             LPT Variable Insurance Series Trust
                                            Statements of Assets and Liabilities
                                                       June 30, 1999 (Unaudited)


                                                                     Lexington
                                                Robertson Stephens   Corporate        SAI Global
                                                Diversified Growth    Leaders           Leaders
     Assets                                         Portfolio        Portfolio        Portfolio(1)
                                                ---------------- ----------------- ---------------
     Investments at value, see accompanying
     schedules                                        $8,130,321        $9,455,329        $316,187
     Repurchase agreements at cost and value             106,000                 0               0
     Cash                                                    555                 0          29,788
     Foreign currency at value                                 0                 0               0
     Dividends and/or interest receivable                  1,905            12,392             227
     Receivable for investments securities sold          408,929                 0               0
     Receivable for Trust shares sold                        623               806               0
     Expense reimbursements receivable                     9,681                 0           7,581
     Other assets                                          1,654             1,654               0
                                                           -----             -----               -
              Total Assets                            $8,659,668        $9,470,181        $353,783

     Investments at cost                              $6,670,107        $7,750,776        $313,849
     Foreign currency at cost                                 $0                $0              $0

     Liabilities

     Payable for investments securities purchased       $133,040                $0         $27,567
     Payable for Trust shares redeemed                     4,942             5,679             178
     Payable to London Pacific                                 0            27,895               0
     Custodian fees payable                               14,057             8,668           2,700
     Advisory fees payable                                18,144            14,887               0
     Accrued legal and audit fees                         10,728             9,978           3,124
     Accrued expenses and other liabilities                  891               856             856
                                                             ---               ---             ---
              Total Liabilities                          181,802            67,963          34,425


     Net Assets                                       $8,477,866        $9,402,218        $319,358
                                                      ==========        ==========        ========

     Components of Net Assets:
          Paid-in capital                             $5,108,293        $7,113,733        $317,116
          Undistributed net investment income (loss)     (31,627)           80,832             (96)
          Accumulated net realized gain on securities
            and foreign currency transactions          1,940,986           503,100               0
          Net unrealized appreciation /(depreciation)
          of securities and foreign currency
          transactions                                 1,460,214         1,704,553           2,338
                                                       ---------         ---------           -----
     Net assets                                       $8,477,866        $9,402,218        $319,358
                                                      ==========        ==========        ========
     Shares outstanding (unlimited
     authorization, $.01 par value)                      518,784           539,218          31,906
                                                         =======           =======          ======

     Net asset value, offering price and
     redemption price, per share
     (net assets/shares outstanding)                    $  16.34          $  17.44         $ 10.01
                                                        ========          ========         =======

         (1) Commenced Operations May 11, 1999

                                                  See Notes to Financial Statements


                                                 LPT Variable Insurance Series Trust
                                                       Statements of Operations
                                                       For the Six Months Ended
                                                       June 30, 1999 (Unaudited)


                                                    Harris
                                                  Associates       MFS Total      Berkeley U.S                    Robertson Stephens
                                                    Value           Return       Quality Bond    Strong Growth    Diversified Growth
                                                  Portfolio        Portfolio       Portfolio       Portfolio          Portfolio
                                                --------------- ---------------- -------------- ---------------- ------------------
         Investment Income
         Income:
                 Dividends                           $  54,434        $  73,830        $     0         $  6,764         $   6,758
                 Foreign withholding tax on
                   dividend  income                          0           (1,315)             0                0               (39)
                 Interest                                3,920          163,033         33,116            9,372            10,596
                                                         -----          -------         ------            -----            ------
         Total Investment Income                        58,354          235,548         33,116           16,136            17,315
                                                        ------          -------         ------           ------            ------
         Expenses:
                 Investment advisory fees               36,085           45,816          2,930           29,681            33,465
                 Custodian fees                         14,364           42,050         14,820           28,846            28,490
                 Legal and audit fees                   12,740           12,740          3,379           12,740            12,740
                 Insurance expense                         492              492            492              492               492
                 Trustees' fees and expenses             3,000            3,000          3,000            3,000             3,000
                 Other expense                             997              997            997              997               997
                                                           ---              ---            ---              ---               ---
                   Expenses before expense
                     reimbursement                      67,678          105,095         25,618           75,756            79,184
                   Fees waived by investment advisor
                     (Note 3)                                0                0              0                0                 0
                   Expense reimbursement (Note 3)      (21,152)         (26,315)       (12,355)         (24,728)          (30,242)
                                                       -------          -------        -------          -------           -------
                   Net Expenses                         46,526           78,780         13,263           51,028            48,942
                                                        ------           ------         ------           ------            ------
         Net Investment Income/(Loss)                   11,828          156,768         19,853          (34,892)          (31,627)
                                                        ------          -------         ------          -------           -------
         Realized and Unrealized Gain
         (Loss) on Investments

         Net realized gain on securities and
           foreign currency transactions               157,349          272,208         19,405        1,142,538         1,558,126
         Net change in unrealized appreciation
           (depreciation) of securities and
           foreign currency transactions               791,093          170,550        (69,585)          26,317           672,054
                                                       -------          -------        -------           ------           -------
         Net Gain /(Loss) on Investments               948,442          442,758        (50,180)       1,168,855         2,230,180
                                                       -------          -------        -------        ---------         ---------
         Net Increase/(Decrease)in Net Assets
           resulting from Operations                 $ 960,270        $ 599,526      $ (30,327)      $1,133,963       $ 2,198,553
                                                     =========        =========      =========       ==========       ===========

                                            See Notes to Financial Statements


                                                   LPT Variable Insurance Series Trust
                                                       Statements of Operations
                                                       For the Six Months Ended
                                                       June 30, 1999 (Unaudited)


                                                  Lexington
                                                  Corporate       SAI Global
                                                   Leaders          Leaders
                                                  Portfolio      Portfolio (1)
                                                --------------- ----------------
         Investment Income
         Income:
                 Dividends                           $  84,099           $  211
                 Foreign withholding tax on
                   dividend  income                       (791)              (3)
                 Interest                                1,818              153
                                                         -----              ---
         Total Investment Income                        85,126              361
                                                        ------              ---
         Expenses:
                 Investment advisory fees               28,380              266
                 Custodian fees                         17,269            2,700
                 Legal and audit fees                   12,740            3,124
                 Insurance expense                         492                0
                 Trustees' fees and expenses             3,000            1,286
                 Other expense                             997              926
                                                           ---              ---
                   Expenses before expense
                     reimbursement                      62,878            8,302
                   Fees waived by investment advisor
                     (Note 3)                                0             (266)
                   Expense reimbursement (Note 3)       (6,578)          (7,579)
                                                        ------           ------
                   Net Expenses                         56,300              457
                                                        ------              ---
         Net Investment Income/(Loss)                   28,826              (96)
                                                        ------              ---
         Realized and Unrealized Gain
         (Loss) on Investments

         Net realized gain on securities and
           foreign currency transactions               414,519                0
         Net change in unrealized appreciation
           (depreciation) of securities and
           foreign currency transactions               890,010            2,338
                                                       -------            -----
         Net Gain /(Loss) on Investments             1,304,529            2,338
                                                     ---------            -----
         Net Increase/(Decrease)in Net Assets
           resulting from Operations                $1,333,355         $  2,242
                                                    ==========         ========

              (1) For the period May 11, 1999 (Commencement of Operations) to June 30, 1999

                                            See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets
                                          For The Six Months Ended June 30, 1999 (Unaudited)
                                                 And The Year Ended December 31, 1998

                                               Harris Associates                    MFS Total Return
                                                Value Portfolio                        Portfolio
                                     -------------------------------------- -----------------------------------
                                       Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                          June 30, 1999  December 31, 1998    June 30, 1999   December 31, 1998
                                          -------------  -----------------    -------------   -----------------

Increase (Decrease) in Net Assets
  from Operations
Net investment income                      $  11,828         $  42,474            $ 156,768      $  249,468
Net realized gain on securities and
  foreign  currency transactions             157,349           216,108              272,208         502,439
Net change in unrealized appreciation
  (depreciation)of securities and
  foreign currency transactions              791,093          (106,044)             170,550         213,088
                                             -------          --------              -------         -------
Net increase/(decrease) in net
  assets resulting from operations           960,270           152,538              599,526         964,995
                                             -------           -------              -------         -------
Distributions to shareholders from:
Net investment income                              0                 0                    0            (995)
Net realized gain on investments                   0                 0                    0         (37,096)
                                                   -                 -                    -         -------
      Total distributions                          0                 0                    0         (38,091)

 Share Transactions

 Net proceeds from sale of shares            480,723         4,529,342            1,474,641       5,544,537
 Issued to shareholders in
   reinvestment of dividends                       0                 0                    0          38,091
 Cost of  shares repurchased              (1,188,512)         (981,697)            (754,132)       (716,951)
                                          ----------          --------             --------        --------
    Net increase (decrease) from share
     transactions (Note 5)                  (707,789)        3,547,645              720,509       4,865,677
                                            --------         ---------              -------       ---------
 Total Increase/(Decrease) in Net Assets     252,481         3,700,183            1,320,035       5,792,581
                                             -------         ---------            ---------       ---------
 Net Assets at Beginning of Period         7,222,835         3,522,652           11,765,589       5,973,008
                                           ---------         ---------           ----------       ---------
 Net Assets at End of Period              $7,475,316        $7,222,835          $13,085,624    $ 11,765,589
                                          ==========        ==========          ===========    ============
 Accumulated undistributed net
 investment income included in net
 assets at end of period                   $  54,302         $  42,474           $  406,628      $  249,860
                                           =========         =========           ==========      ==========

                                       See Notes to Financial Statements




                                                 LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets
                                          For The Six Months Ended June 30, 1999 (Unaudited)
                                                 And The Year Ended December 31, 1998

                                          Berkeley U.S. Quality Bond                  Strong Growth
                                                  Portfolio                             Portfolio
                                     -------------------------------------- -------------------------------------
                                       Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                        June 30, 1999   December 31, 1998     June 30, 1999   December 31, 1998
                                        -------------   -----------------     -------------   -----------------

Increase (Decrease) in Net Assets
  from Operations
Net Investment income                     $   19,853         $  77,788             ($34,892)       ($24,628)
Net realized gain on securities and
  foreign  currency transactions              19,405                 0            1,142,538         416,484
Net change in unrealized appreciation
  (depreciation)of securities and
  foreign currency transactions              (69,585)           39,389               26,317       1,032,922
                                             -------            ------               ------       ---------
Net increase/(decrease) in net
  assets resulting from operations           (30,327)          117,177            1,133,963       1,424,778
                                             -------           -------            ---------       ---------

Distributions to shareholders from:
Net investment income                              0                 0                    0               0
Net realized gain on investments                   0                 0                    0        (194,821)
                                                   -                 -                    -        --------
      Total distributions                          0                 0                    0        (194,821)

 Share Transactions
 Net proceeds from sale of shares             48,361         1,168,980            2,448,203       3,036,477
 Issued to shareholders in
   reinvestment of dividends                       0                 0                    0         194,821
 Cost of  shares repurchased              (1,775,945)         (389,609)          (1,096,654)       (513,775)
                                          ----------          --------           ----------        --------
 Net increase (decrease) from share
   transactions (Note 5)                  (1,727,584)          779,371            1,351,549       2,717,523
                                          ----------           -------            ---------       ---------

 Total Increase/(Decrease) in Net Assets  (1,757,911)          896,548            2,485,512       3,947,480
                                          ----------           -------            ---------       ---------
 Net Assets at Beginning of Period         1,978,447         1,081,899            6,859,834       2,912,354
                                           ---------         ---------            ---------       ---------

 Net Assets at End of Period                $220,536        $1,978,447           $9,345,346      $6,859,834
                                            ========        ==========           ==========      ==========

 Accumulated undistributed net
 investment income included in net
 assets at end of period                   $  97,641         $  77,788           $  (34,892)     $        0
                                           =========         =========           ==========      ==========

                                       See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                  Statements of Changes in Net Assets
                                         For The Six Months Ended June 30, 1999 (Unaudited)
                                                  And The Year Ended December 31, 1998

                                        Robertson Stephens Diversified            Lexington Corporate            SAI Global
                                              Growth Portfolio                    Leaders Portfolio           Leaders Portfolio(A)
                                      ------------------------------------ ----------------------------------- --------------------
                                       Six Months Ended     Year Ended     Six Months Ended     Year Ended        Period Ended
                                        June 30, 1999   December 31, 1998    June 30, 1999   December 31, 1998   June 30, 1999
                                        -------------   -----------------    -------------   -----------------   -------------
Increase (Decrease) in Net Assets
  from Operations
Net investment income/loss                ($31,627)          ($34,957)          $  28,826       $  52,006              $  (96)
Net realized gain on securities,
  written options, and foreign currency
  transactions                           1,558,126            578,598             414,519          88,581                   0
Net unrealized appreciation of
  securities and foreign currency
  transactions                             672,054            423,882             890,010         492,161               2,338
                                           -------            -------             -------         -------               -----
Net increase in net assets
  resulting  from operations             2,198,553            967,523           1,333,355         632,748               2,242
                                         ---------            -------           ---------         -------               -----
Distributions to shareholders from:
Net investment income                            0                  0                   0               0                   0
Net realized gain on investments                 0                  0                   0         (14,110)                  0
                                                 -                  -                   -         -------                   -
     Total distributions                         0                  0                   0         (14,110)                  0
Share Transactions
Net proceeds from sale of shares           885,849          2,763,953             987,107       4,506,043             317,699
Issued to shareholders in
  reinvestment of dividends                      0                  0                   0          14,110                   0
Cost of  shares repurchased               (863,403)          (926,756)         (1,086,985)       (423,355)               (583)
                                          --------           --------          ----------        --------                ----
Net increase from share transactions
  (Note 5)                                  22,446          1,837,197             (99,878)      4,096,798             317,116
                                            ------          ---------             -------       ---------             -------
Total Increase/(Decrease) in Net Assets  2,220,999          2,804,720           1,233,477       4,715,436             319,358
                                         ---------          ---------           ---------       ---------             -------
Net Assets at Beginning of Period        6,256,867          3,452,147           8,168,741       3,453,305                   0
                                         ---------          ---------           ---------       ---------                   -
Net Assets at End of Period             $8,477,866         $6,256,867          $9,402,218     $ 8,168,741           $ 319,358
                                        ==========         ==========          ==========     ===========           =========
Accumulated undistributed net
  investment income (loss) included in
  net assets at end of period          $   (31,627)        $        0          $   80,832     $    52,006           $     (96)
                                       ===========         ==========          ==========     ===========           =========

         (A) For the period May 11, 1999 (Commencement of  Operations) to June 30, 1999


                                                   See Notes to Financial Statements

                                                       LPT Variable Insurance Series Trust
                                                                Financial Highlights
                                                    For a Share Outstanding Throughout the Period


                                                         Harris Associates Value Portfolio (1)
                                                -------------------------------------------------------------------------------

                                                  Six Months Ended         Year Ended         Year Ended        Period Ended
                                              June 30,1999 (Unaudited) December 31,1998    December 31,1997   December 31, 1996*
                                              ------------------------ ----------------    ----------------   ------------------


Net Asset Value, Beginning of Period                       $14.03             $13.45             $11.86             $10.00

Income from Investment Operations:
Net investment income (a)                                    0.02               0.10               0.08               0.10
Net realized and unrealized gain on investments              1.95               0.48               2.94               2.13
                                                             ----               ----               ----               ----
Total from investment operations                             1.97               0.58               3.02               2.23

Less Distributions:
Dividends from net investment income                         0.00               0.00              (0.05)             (0.10)
Distributions from net realized capital gains                0.00               0.00              (1.38)             (0.27)
                                                             ----               ----              -----              -----
Total distributions                                          0.00               0.00              (1.43)             (0.37)
                                                             ----               ----              -----              -----
Net Asset value, End of  Period                            $16.00             $14.03             $13.45             $11.86
                                                           ======             ======             ======             ======
Total Return ++                                             14.04%              4.31%             25.56%             20.39%
                                                            =====               ====              =====              =====

Ratios to Average Net Assets/Supplemental
   Data
Net assets, end of period (in 000's)                       $7,475             $7,223             $3,523             $1,421
Ratio of operating expenses to average net assets            1.29%+             1.29%              1.29%              1.26%+
Ratio of net investment income to average net assets         0.33%+             0.75%              0.56%              1.01%+
Portfolio turnover rate                                     12.65%             49.83%             84.94%             41.08%
Ratio of operating expenses to average net
  assets before expense reimbursements                       1.88%+             1.85%              4.22%             7.55%+
Net investment income (loss) per share before
  expense reimbursements (a)                               ($0.02)             $0.03             ($0.32)           ($0.52)




+  Annualized
++ Total returns represent aggregate total return for the six months ended  June 30, 1999, for the years ended December 1998 and
   1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively.The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares outstanding throughout the year.
(1) Formerly MAS Value Portfolio (Note 1)

*For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                                                  See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                          Financial Highlights
                                             For a Share Outstanding Throughout the Period



                                                                           MFS
                                                                    Total Return Portfolio
                                              ----------------------------------------------------------------------------------

                                           Six Month Ended          Year Ended             Year Ended            Period Ended
                                       June 30, 1999 (Unaudited) December 31, 1998      December 31, 1997     December 31, 1996*
                                       ------------------------- -----------------      -----------------     ------------------


Net asset value, beginning of period             $14.28                 $12.80                 $10.90                $10.00

Income from investment operations:
Net investment income (a)                          0.19                   0.37                   0.35                  0.25
Net realized and unrealized gain on investments    0.52                   1.16                   1.95                  0.85
                                                   ----                   ----                   ----                  ----
Total from investment operations                   0.71                   1.53                   2.30                  1.10
                                                   ----                   ----                   ----                  ----

Less distributions:
Dividends from net investment income               0.00                   0.00                  (0.19)                (0.20)
Distributions from net realized capital gains      0.00                  (0.05)                 (0.21)                (0.00)
                                                   ----                  -----                  -----                 -----
Total distributions                                0.00                  (0.05)                 (0.40)                (0.20)
                                                   ----                  -----                  -----                 -----
Net asset value, end of period                   $14.99                 $14.28                 $12.80                $10.90
                                                 ======                 ======                 ======                ======
Total return ++                                    4.97%                 11.98%                 21.18%                 9.81%
                                                   ====                  =====                  =====                  ====

Ratios to average net assets/supplemental
  Data
Net assets, end of period (in 000's)            $13,086                $11,766                 $5,973                $1,529
Ratio of operating expenses to average net assets  1.29%+                 1.29%                  1.29%                 1.26%+
Ratio of net investment income to average
net assets                                         2.57%+                 2.72%                  2.80%                 2.59%+
Portfolio turnover rate                           67.00%                126.29%                103.75%                53.91%
Ratio of operating expenses to average net
  assets before expense reimbursements             1.72%+                 1.87%                  3.88%                 7.84%+
Net investment income (loss) per share
  before expense reimbursements (a)               $0.15                  $0.29                  $0.03                ($0.38)



+  Annualized
++ Total returns represent aggregate total return for the six months ended  June 30, 1999, for the years ended December 1998 and
   1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively.The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
(a) Based on the average of the daily shares outstanding throughout the year.

*For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                                                  See Notes to Financial Statements



                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period


                                                           Berkeley U. S. Quality
                                                              Bond Portfolio (2)
                                           ---------------------------------------------------------------------------------------
                                                Six Month Ended           Year Ended          Year Ended          Period Ended
                                          June 30, 1999 (Unaudited)    December 31, 1998   December 31,1997    December 31, 1996*
                                          -------------------------    -----------------   ----------------    ------------------


Net asset value, beginning of period                    $10.69               $9.91               $9.81              $10.00

Income from investment operations:
Net investment income (a)                                 0.20                0.52                0.58                0.49
Net realized and unrrealized gain(loss)on investments    (0.75)               0.26                0.34               (0.25)
                                                         -----                ----                ----               -----
Total from investment operations                         (0.55)               0.78                0.92                0.24
                                                         -----                ----                ----                ----
Less distributions:
Dividends from net investment income                      0.00                0.00               (0.82)              (0.43)
Distributions from net realized capital gains             0.00                0.00               (0.00)              (0.00)
                                                          ----                ----               -----               -----
Total distributions                                       0.00                0.00               (0.82)              (0.43)
                                                          ----                ----               -----               -----
Net asset value, end of period                          $10.14              $10.69               $9.91               $9.81
                                                        ======              ======               =====               =====

Total return ++                                          (5.15%)              7.87%               9.45%               2.27%
                                                         =====                ====                ====                ====

Ratios to average net assets/supplemental
  Data

Net assets, end of period (in 000's)                      $221              $1,978              $1,082              $1,553
Ratio of operating expenses to average net assets         2.49%+              0.99%               0.99%               0.97%+
Ratio of net investment income to average net assets      3.73%+              4.97%               5.79%               5.41%+
Portfolio turnover rate                                   0.00%               5.21%             431.63%             231.03%
Ratio of operating expenses to average net
  assets before expense reimbursements                    4.81%+              3.60%               5.09%               5.79%+
Net investment income (loss) per share before
  expense reimbursements (a)                             $0.07               $0.24               $0.17               $0.05


+    Annualized

++   Total returns represent aggregate total return for the six months ended  June 30, 1999, for the years ended December 1998 and
     1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively.The total return would have been lower if certain expenses had not been reimbursed by London Pacific. Expense reimbursements ceased effective May 1, 1999.

(a) Based on the average of the daily shares outstanding throughout the year.
(2) Formerly Salomon U.S. Quality Bond Portfolio (Note 1)


*For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                                                  See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period




                                                                         Strong Growth Portfolio
                                       -------------------------------------------------------------------------------------------

                                           Six Months Ended               Year Ended           Year Ended         Period Ended
                                        June 30, 1999 (Unaudited)     December 31, 1998    December 31, 1997    December 31, 1996*
                                        -------------------------     -----------------    -----------------    ------------------


Net asset value, beginning of period               $17.06                   $13.47                 $11.92               $10.00
Income from investment operations:
Net investment income / (loss)                      (0.08)                   (0.08)                 (0.04)                0.25
Net realized and unrealized gain on investments      2.70                     4.17                   3.07                 2.49
                                                     ----                     ----                   ----                 ----
Total from investment operations                     2.62                     4.09                   3.03                 2.74
                                                     ----                     ----                   ----                 ----
Less distributions:
Dividends from net investment income                 0.00                     0.00                   0.00                (0.22)
Distributions from net realized capital gains        0.00                    (0.50)                 (1.48)               (0.60)
                                                     ----                    -----                  -----                -----
Total distributions                                  0.00                    (0.50)                 (1.48)               (0.82)
                                                     ----                    -----                  -----                -----
Net asset value, end of period                     $19.68                   $17.06                 $13.47               $11.92
                                                   ======                   ======                 ======               ======
Total return ++                                     15.36%                   30.43%                 25.56%               20.27%
                                                    =====                    =====                  =====                =====

Ratios to average net assets/supplemental
 Data

Net assets, end of period (in 000's)               $9,345                   $6,860                 $2,912               $1,513
Ratio of operating expenses to average net assets    1.29%+                   1.29%                  1.29%                1.26%+
Ratio of net investment income/loss to
 average net assets                                 (0.88%)+                 (0.53%)                (0.26%)               2.25%+
Portfolio turnover rate                            145.56%                  275.16%                270.11%              422.67%
Ratio of operating expenses to average net
 assets before expense reimbursements                1.91%+                   2.39%                  4.44%                7.09%+
Net investment income (loss) per share before
 expense reimbursements (a)                        ($0.14)                  ($0.24)                ($0.46)              ($0.39)

+   Annualized

++  Total returns represent aggregate total return for the six months ended  June 30, 1999, for the years ended December 1998 and
    1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively.The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a) Based on the average of the daily shares outstanding throughout the year.

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding throughout the Period


                                                          Robertson Stephens
                                                     Diversified Growth Portfolio (4)
                                          ----------------------------------------------------------------------------------------

                                            Six Months Ended           Year Ended           Year Ended          Period Ended
                                         June 30, 1999 (Unaudited)  December 31, 1998    December 31, 1997    December 31, 1996*
                                         -------------------------  -----------------    -----------------    ------------------

Net asset value, beginning of period               $12.00                $10.22                 $8.58               $10.00

Income from investment operations:
Net investment income / (loss) (a)                  (0.06)                (0.08)                (0.07)                2.10
Net realized and unrealized gain on investments      4.40                  1.86                  1.71                (1.69)
                                                     ----                  ----                  ----                -----
Total from investment operations                     4.34                  1.78                  1.64                 0.41
                                                     ----                  ----                  ----                 ----
Less distributions:
Dividends from net investment income                 0.00                  0.00                  0.00                (1.83)
Distributions from net realized capital gains        0.00                  0.00                  0.00                (0.00)
                                                     ----                  ----                  ----                -----
Total distributions                                  0.00                  0.00                  0.00                (1.83)
                                                     ----                  ----                  ----                -----
Net asset value, end of period                     $16.34                $12.00                $10.22                $8.58
                                                   ======                ======                ======                =====
Total return ++                                     36.33%                17.42%                19.12%                2.42%
                                                    =====                 =====                 =====                 ====

Ratios to average net assets/supplemental
 Data

Net assets, end of period (in 000's)               $8,478                $6,257                $3,452               $1,441
Ratio of operating expenses to average net assets    1.39%+                1.39%                 1.39%                1.36%+
Ratio of net investment income/loss to
  average net assets                                (0.90%)+              (0.73%)               (0.72)%              20.30%+
Portfolio turnover rate                            278.54%               381.64%               234.54%            2,242.85%
Ratio of operating expenses to average net
  assets before expense reimbursements               2.25%+                2.37%                 4.53%                7.02%+
Net investment income (loss) per share before
  expense reimbursements (a)                       ($0.12)               ($0.18)               ($0.35)               $1.51

+   Annualized

++  Total returns represent aggregate total return for the six months ended  June 30, 1999, for the years ended December 1998 and
    1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively.The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a) Based on the average of the daily shares outstanding throughout the year.
(4) Formerly Berkeley Smaller Companies Portfolio

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period



                                                                    Lexington
                                                               Corporate Leaders Portfolio
                                         ------------------------------------------------------------------------------
                                         Six Months Ended          Year Ended        Year Ended       Period Ended
                                      June 30, 1999 (Unaudited) December 31, 1998 December 31, 1997  December 31, 1996*
                                      ------------------------- ----------------- -----------------  ------------------


Net asset value, beginning of period             $14.97             $13.39             $11.44           $10.00

Income from investment operations:
Net investment income (a)                          0.05               0.12               0.13             0.14
Net realized and unrealized gain on investments    2.42               1.49               2.70             1.42
                                                   ----               ----               ----             ----
Total from investment operations                   2.47               1.61               2.83             1.56
                                                   ----               ----               ----             ----
Less distributions:
Dividends from net investment income               0.00               0.00              (0.08)           (0.12)
Distributions from net realized capital gains      0.00              (0.03)             (0.80)           (0.00)
                                                   ----              -----              -----            -----
Total distributions                                0.00              (0.03)             (0.88)           (0.12)
                                                   ----              -----              -----            -----

Net asset value, end of period                   $17.44             $14.97             $13.39           $11.44
                                                 ======             ======             ======           ======

Total return ++                                   16.75%             12.04%             24.71%           12.84%
                                                  =====              =====              =====            =====

Ratios to average net assets/supplemental
  Data

Net assets, end of period (in 000's)             $9,402             $8,169             $3,453           $1,323
Ratio of operating expenses to average net assets  1.29%+             1.29%              1.29%            1.26%+
Ratio of net investment income to average
 net assets                                        0.66%+             0.87%              0.99%            1.40%+
Portfolio turnover rate                           10.29%              7.08%             35.69%            0.00%
Ratio of operating expenses to average net assets
 before expense reimbursements                     1.44%+             1.60%              4.08%            6.86%+
Net investment income (loss) per share before
 expense reimbursements (a)                       $0.04              $0.08             ($0.24)          ($0.41)

+   Annualized

++  Total returns represent aggregate total return for the six months ended  June 30, 1999, for the years ended December 1998 and
    1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively.The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a) Based on the average of the daily shares outstanding throughout the year.

 *For the period January 31, 1996 (Commencement of Operations) to December 31, 1996


                                                   See Notes to Financial Statements

                                                  LPT Variable Insurance Series Trust
                                                         Financial Highlights
                                             For a Share Outstanding Throughout the Period



                                                SAI
                                           Global Leaders
                                      ---------------------------
                                              Period Ended
                                      June 30, 1999 (Unaudited)**
                                      ---------------------------


Net asset value, beginning of period             $10.00

Income from investment operations:
Net investment income (a)                          0.00
Net realized and unrealized gain on investments    0.01
                                                   ----
Total from investment operations                   0.01
                                                   ----
Less distributions:
Dividends from net investment income               0.00
Distributions from net realized capital gains      0.00
                                                   ----
Total distributions                                0.00
                                                   ----

Net asset value, end of period                   $10.01
                                                 ======

Total return ++                                   0.10%
                                                  ====

Ratios to average net assets/supplemental
  Data

Net assets, end of period (in 000's)               $319
Ratio of operating expenses to average net assets  1.29%+
Ratio of net investment income to average
 net assets                                       (0.27%)+
Portfolio turnover rate                            0.00%
Ratio of operating expenses to average net assets
 before expense reimbursements                    23.44%+
Net investment income (loss) per share before
 expense reimbursements (a)                      ($0.30)

+   Annualized

++  Total return represent aggregate total return for the period ended  June 30, 1999.
    The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

(a) Based on the average of the daily shares outstanding throughout the year.

 **For the period May 11, 1999 (Commencement of Operations) to June 30, 1999

                                See Notes to Financial Statements

                                     LPT Variable Insurance Series Trust
                                      Harris Associates Value Portfolio
                                         Schedule of Investments
                                        June 30, 1999 (Unaudited)
                                                                        Value
Shares                                                                (Note 2)
------                                                                --------

COMMON STOCKS - 96.28%
         Consumer Non-Durables - 12.20%
  9,000  Liz Claiborne, Inc............................................$328,500
  7,700  Mattel, Inc....................................................203,569
  6,000  Nike, Inc......................................................379,875
                                                                       --------
                                                                        911,944
                                                                        -------

         Consumer Basics - 11.88%
  4,950  Black & Decker Corporation.....................................312,469
  9,600  Dial Corporation...............................................357,000
  5,443  Philip Morris Companies, Inc...................................218,740
                                                                       --------
                                                                        888,209
                                                                        -------
         Financial Services - 9.64%
  8,600  MGIC Investment Corporation....................................418,175
  8,550  Washington Mutual, Inc.........................................302,456
                                                                       --------
                                                                        720,631
                                                                        -------
         Broadcasting & Publishing - 9.04%
  9,200  Central Newspapers, Inc........................................346,150
  9,300  Dun & Bradstreet Corporation...................................329,569
                                                                       --------
                                                                        675,719
                                                                        -------
         Conglomerates - 7.97%
  8,800  ITT Industries, Inc. ..........................................335,500
 15,300  U.S. Industries, Inc. .........................................260,100
                                                                       --------
                                                                        595,600
                                                                        -------
         General Business - 6.38%
  8,000  ACNielsen Corporation  +.......................................242,000
  4,700  H & R Block, Inc...............................................235,000
                                                                       --------
                                                                        477,000
                                                                        -------
         Consumer Discretionary - 4.54%
  8,200  Fortune Brands, Inc............................................339,275
                                                                       --------
         Capital Goods - 4.52%
  6,500  Cooper Industires, Inc. .......................................338,000
                                                                       --------
         Autos & Transportation - 4.43%
  3,600  Eaton Corporation. ............................................331,200
                                                                       --------
         Electronics - 4.24%
  5,600  Electronic Data Systems Corporation............................316,750
                                                                       --------
         Drugs & Health Care - 4.15%
 13,600  Columbia/HCA Healthcare Corporation............................310,250
                                                                       --------
         Real Estate - 3.82%
 18,400  Catellus Development Corporation   +...........................285,200
                                                                       --------
                                 See Notes to Financial Statements

                                LPT Variable Insurance Series Trust
                                 Harris Associates Value Portfolio
                                Schedule of Investments (Continued)
                                      June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - (Continued)
         Chemicals - 3.79%
 10,300  Ferro Corporation.............................................$283,250
                                                                       --------
         Construction Materials -  3.75%
  5,000  USG Corporation................................................280,000
                                                                       --------
         Energy - 3.05%
 14,000  Union Pacific Resource Group, Inc..............................228,375
                                                                       --------
         Basic Industris - 2.88%
  5,750  Premark International, Inc.....................................215,625
                                                                       --------
         Total Common Stocks (Cost $6,188,717)........................7,197,028
                                                                     ----------

Principal
Amount
------

SHORT-TERM OBLIGATIONS - 3.81%
$285,000 Repurchase Agreement with State Street
         Bank and Trust Company, dated 06/30/99 at
         4.00%, due 07/01/99, maturity value $285,031(collateralized by
         U.S. Treasury Bond, 7.50%, due 11/15/16, par value $260,000;
         market value $292,500) (Cost $285,000).........................285,000
                                                                       --------
TOTAL INVESTMENTS (COST $6,473,717*)...........    100.09%            7,482,028
OTHER ASSETS AND LIABILITIES (NET)                  (0.09)               (6,712)
                                                    -----                ------
NET ASSETS.....................................    100.00%           $7,475,316
                                                   ======            ==========
* Aggregate cost for Federal tax purposes (Note 4)
+ Non-income producing security

                                See Notes to Financial Statements

                                LPT Variable Insurance Series Trust
                                  MFS Total Return Portfolio
                                   Schedule of Investments
                                  June 30, 1999 (Unaudited)

                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - 53.83%
         Financial Services - 12.48%
1,760    Allstate Corporation...........................................$63,140
  750    American Express Company........................................97,594
  300    American International Group, Inc. .............................35,119
  100    Axa SA..........................................................12,087
2,610    Bank of New York Company, Inc...................................95,754
1,500    Chubb Corporation..............................................104,250
1,090    CIGNA Corporation...............................................97,010
1,790    Citigroup, Inc. ................................................85,025
1,795    A.G. Edwards, Inc. .............................................57,889
2,100    Equitable Companies, Inc.......................................140,700
  930    Federal Home Loan Mortgage Corporation..........................53,940
  100    Federated Investments, Inc.  ....................................1,794
1,860    The Hartford Financial Services Group, Inc. ...................108,461
1,893    ING Groep NV...................................................102,448
  775    Jefferson Pilot Corporation.....................................51,295
2,620    Lincoln National Corporation...................................137,059
2,540    Mellon Bank Corporation.........................................92,392
  150    National City Corporation........................................9,825
1,560    PNC Bank Corporation............................................89,895
1,300    Reliastar Financial Corporation.................................56,875
1,600    St. Paul Companies, Inc. .......................................50,900
  260    Washington Mutual, Inc. .........................................9,197
1,890    Wells Fargo & Company...........................................80,797
                                                                        -------
                                                                      1,633,446
                                                                      ---------
         Energy - 6.60%
  400    Apache Corporation..............................................15,600
2,144    BP Amoco PLC, ADR..............................................232,624
  660    Chevron Corporation.............................................62,824
1,900    Conoco, Inc.....................................................52,963
1,900    CONSOL Energy, Inc..............................................22,800
  431    Exxon Corporation...............................................33,241
  850    Halliburton Company.............................................38,463
1,030    Mobil Corporation..............................................101,970
3,700    Noble Drilling Corporation    +.................................72,844
1,010    Royal Dutch Petroleum Company...................................60,852
1,000    Sempra Energy...................................................22,625
1,400    Sonat, Inc. ....................................................46,375
  680    Texaco, Inc. ...................................................42,500
1,460    Unocal Corporation..............................................57,853
                                                                        -------
                                                                        863,534
                                                                        -------
                                  See Notes to Financial Statements

                                 LPT Variable Insurance Series Trust
                                     MFS Total Return Portfolio
                                  Schedule of Investments (Continued)
                                        June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCK - (Continued)
         Utilities - 5.92%
1,230    CMS Energy Corporation.........................................$51,506
1,710    Carolina Power & Light Company..................................73,209
3,630    Coastal Corporation............................................145,200
1,370    Columbia Energy Group...........................................85,882
  900    Duke Energy Company.............................................48,938
1,490    Eastern Enterprises.............................................59,228
  900    FirstEnergy Corporation.........................................27,900
1,360    GPU, Inc. ......................................................57,375
  330    Pacificorp.......................................................6,064
1,620    Pinnacle West Capital Corporation...............................65,205
  900    Sierra Pacific Resources........................................32,738
1,900    Southern Company................................................50,350
  810    Texas Utilities Company.........................................33,413
  600    UGI Corporation.................................................12,112
1,000    Washington Gas & Light Company..................................26,000
                                                                        -------
                                                                        775,120
                                                                        -------

         Communications - 5.09%
1,230    AT&T Corporation................................................68,649
  400    Alltel Corporation..............................................28,600
  690    Bell Atlantic Corporation.......................................45,109
3,080    GTE Corporation................................................233,310
2,320    SBC Communications, Inc........................................134,560
1,810    Sprint Corporation   ...........................................95,591
  830    Telephone & Data Systems, Inc...................................60,642
                                                                        -------
                                                                        666,461
                                                                        -------
         Consumer Discretionary - 3.37%
1,210    Albertsons, Inc.................................................62,370
1,670    Dayton Hudson Corporation......................................108,550
  100    Eastman Kodak Company............................................6,775
1,500    Fortune Brands, Inc. ...........................................62,062
  220    Kroger Company...................................................6,146
  500    MGM Grand, Inc.   +.............................................24,500
3,300    McDonalds Corporation..........................................136,331
1,110    Walt Disney Company.............................................34,202
                                                                        -------
                                                                        440,936
                                                                        -------


                                 See Notes to Financial Statements

                                LPT Variable Insurance Series Trust
                                    MFS Total Return Portfolio
                                Schedule of Investments (Continued)
                                      June 30, 1999 (Unaudited)
                                                                        Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - (Continued)
         Materials and Processing - 2.63%
1,710    Akzo Nobel NV .................................................$71,920
  541    ALCOA, Inc. ....................................................33,474
1,710    Dow Chemical Company ...........................................45,675
1,900    Engelhard Corporation ..........................................42,988
  650    International Paper Company ....................................32,825
1,550    Rohm & Haas Company ............................................66,456
  740    Weyerhaeuser Company............................................50,875
                                                                        -------
                                                                        344,213
                                                                        -------
         Broadcasting & Publishing - 2.60%
1,220    Gannett, Inc....................................................87,077
  950    MediaOne Group, Inc. ...........................................70,656
1,300    New York Times Company, Class A.................................47,856
1,840    Time Warner, Inc...............................................135,240
                                                                       --------
                                                                        340,829
                                                                        -------
         Aerospace - 2.38%
2,810    Allied Signal, Inc. ...........................................177,030
  500    Lockheed Martin Corporation.....................................18,625
1,590    TRW, Inc........................................................87,251
  390    United Technologies Corporation.................................27,958
                                                                        -------
                                                                        310,864
                                                                        -------
         Consumer Staples - 2.33%
4,787    Archer Daniels Midland Company..................................73,899
  840    General Mills, Inc..............................................67,515
  400    Hershey Foods Corporation.......................................23,750
  700    McCormick & Company, Inc. ......................................22,094
   47    Nestle SA ......................................................84,655
  780    Philip Morris Companies, Inc. ..................................31,346
   20    Quaker Oats Company .............................................1,327
                                                                         ------
                                                                        304,586
                                                                        -------

         Computer & Business Equipment - 2.23%
  720    Hewlett Packard Company.........................................91,455
  720    International Business Machines Corporation.....................93,060
1,810    Xerox Corporation..............................................106,903
                                                                       --------
                                                                        291,418
                                                                        -------

         Drugs & Health Care - 1.94%
  850    American Home Products Corporation..............................48,875
  300    Baxter International, Inc.......................................18,188

                                  See Notes to Financial Statements

                                  LPT Variable Insurance Series Trust
                                      MFS Total Return Portfolio
                                Schedule of Investments (Continued)
                                     June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - (Continued)
         Drugs & Health Care - (Continued)
  380    Bristol Myers Squibb Company...................................$26,766
1,570    Columbia/HCA Healthcare Corporation.............................35,816
  850    Pharmacia & Upjohn, Inc. .......................................48,291
1,140    SmithKline Beecham, PLC, ADR....................................75,311
                                                                        -------
                                                                        253,247
                                                                        -------
         Electronics - 1.65%
1,260    Motorola, Inc. ................................................119,385
  986    Raytheon Company, Class A.......................................67,911
  400    Raytheon Company, Class B.......................................28,150
                                                                        -------
                                                                        215,446
                                                                        -------
         Basic Industry - 1.36%
1,130    Bowater, Inc....................................................53,393
1,380    Champion International Corporation..............................66,067
1,020    Kimberly Clark Corporation......................................58,140
                                                                        -------
                                                                        177,600
                                                                        -------
         Capital Goods - 1.24%
1,550    Emerson Electric Company........................................97,456
  160    General Electric Company........................................18,080
  600    Stanley Works...................................................19,313
  285    Tyco International, Ltd.........................................27,004
                                                                        -------
                                                                        161,853
                                                                        -------
         Autos & Transportation - 1.17%
  880    Burlington Northern Santa Fe Corporation........................27,280
  380    Canadian National Railway Company...............................25,460
1,044    Ford Motor Company..............................................58,921
1,360    Norfolk Southern Corporation....................................40,970
                                                                        -------
                                                                        152,631
                                                                        -------
         Real Estate - 0.32%
  330    Boston Properties, Inc. ........................................11,839
1,100    TriNet Corporate Realty Trust, Inc. ............................30,456
                                                                        -------
                                                                         42,295
                                                                         ------
         Consumer Cyclical - 0.27%
1,900    Delphi Automotive Systems Corporation...........................35,269
                                                                         ------
         Consumer Non-Cyclical - 0.15%
  400    Seagram Company Ltd. ...........................................19,975
                                                                        -------
         Miscellaneous - 0.10%
  150    CVS Automatic Com Exchange Securities Trust.....................13,669
                                                                        -------
         Total Common Stocks (Cost $6,116,596)........................7,043,392
                                                                     ----------

                                     See Notes to Financial Statements

                                    LPT Variable Insurance Series Trust
                                        MFS Total Return Portfolio
                                    Schedule of Investments (Continued)
                                        June 30, 1999 (Unaudited)
                                                                        Value
Shares                                                                (Note 2)
------                                                                --------

PREFERRED STOCKS - 2.42%
    500   Apache Corporation............................................$18,500
  1,000   El Paso Energy Capital Trust 1 ................................49,500
  2,000   Lincoln National Corporation ..................................54,375
    680   Newell Financial Trust, Gtd Conv., 144A........................38,080
    740   Newell Financial Trust.........................................41,440
    400   Owens Illinois, Inc. ..........................................17,500
    750   Texas Utilities Company........................................41,250
  1,100   Union Pacific Capital Trust ...................................56,650
                                                                        -------
          Total Preferred Stocks (Cost $300,721)........................317,295
                                                                       --------

Principal
Amount
------
CORPORATE BONDS AND NOTES - 21.20%
$62,000   AFLAC, Inc, 6.50%, due 04/15/2009..............................60,708
 11,000   AT&T Capital Corporation, MTN, 6.25%, due 05/15/2001...........10,875
 15,000   AT&T Capital Corporation, MTN, 7.50%, due 11/15/2000...........15,112
 26,000   Ahold Financial USA, 6.25%, due 05/01/2009.....................24,489
 16,000   Amerco, 7.85%, due 05/15/2003..................................16,365
 18,000   Aristar, Inc., 5.85%, due 01/27/2004...........................17,384
 19,000   Aristar, Inc., 7.25%, due 06/15/2006...........................19,283
 34,000   Associates Corporation of North America.,5.50%,due 02/15/2004..32,396
 16,000   Atlantic Mutual Insurance Company, 144A, 8.15%, due 02/15/2028.13,876
 25,000   B E Aerospace Company,  8.00%, due 03/01/2008 .................23,375
 10,000   Bausch & Lomb, Inc., 6.50%, due 08/01/2005......................9,468
 25,000   Beaver Valley II Funding Corporation, 9.00%, due 06/01/2017....27,432
 75,000   Bell Atlantic Financial Services,Inc,144A,4.25%,due 09/15/2005.76,687
 15,000   Building Materials Corporation of America, 144A
           8.00%, due 12/01/2008.........................................13,987
 13,000   CMS Energy Corporation, 8.00%, due 07/01/2001..................12,969
100,000   CMS Energy Corporation, 6.75%, due 01/15/2004..................94,544
 10,000   Calenergy, Inc., 7.23%, due 09/15/2005..........................9,922
 20,000   Calenergy, Inc., 7.52%, due 09/15/2008.........................20,095
 10,000   Calenergy, Inc., 8.48%, due 09/15/2028.........................10,672
200,000   Century Communications Corporation,  0.00%, due 01/15/2008.....88,000
 10,000   Chancellor Media Corporation, 8.75%, due 06/15/2007.............9,950
 10,000   Cleveland Electric Illuminating Company, Secured Note, 144A,
           7.888%, due 11/01/2017........................................10,187

                                      See Notes to Financial Statements

                                     LPT Variable Insurance Series Trust
                                           MFS Total Return Portfolio
                                      Schedule of Investments (Continued)
                                            June 30, 1999 (Unaudited)

Principal                                                                Value
Amount                                                                 (Note 2)
------                                                                 --------
CORPORATE BONDS AND NOTES (Continued)
$99,000   Cleveland Electric Illuminating Company,9.00%,due 07/01/2023.$107,036
 28,000   Coastal Corporation, 6.20%, due 05/15/2004.....................27,366
 38,000   Colonial BancGroup, Inc., 8.00%, due 03/15/2009................36,059
  5,000   Connecticut Light & Power Company, First Mortgage,
           7.875%, due 10/01/2024.........................................5,218
 12,000   Conseco Inc., MTN,  6.40%, due 06/15/2001......................11,756
 54,436   Continental Airlines, 6.648%, due 09/15/2017...................52,034
 10,000   Countrywide Funding Corporation, MTN, 6.25%, due 04/15/2009.....9,205
100,000   Crimi Mae Commercial Mortgage Trust,144A, 7.00%,due 03/02/2011.87,988
 10,000   Dillards, Inc.,7.13%, due 08/01/2018............................9,262
  6,000   Edison Mission Energy, 144A, 7.73%, due 06/15/2009..............6,048
 16,000   Entergy Mississippi, Inc., 6.20%, due 05/01/2004...............15,547
 10,000   Federal Mogul Corporation, 7.50%, due 07/01/2004................9,693
  5,000   Federal Mogul Corporation, 7.75%, due 07/01/2006................4,788
 25,000   Federal Mogul Corporation, 144A, 7.50%, due 01/15/2009.........23,071
 39,000   Federated Department Stores, Inc., 8.50%, due 06/15/2003.......41,289
  5,000   Federated Department Stores, Inc., 144A, 6.30%, due 04/01/2009..4,685
  5,000   First Empire Capital Trust,Capital Securities,
           8.234%,due 02/01/2027..........................................4,818
 15,000   Ford Motor Credit Company, 5.80%, due 01/12/2009...............13,709
 20,000   FrontierVision Operation Partnership,LP, 11.00%,due 10/15/2006.22,000
 11,122   GGIB Funding Corporation, Secured Lease Obligation Bond,
           7.43%, due 01/15/2011.........................................10,844
 38,000   GS Escrow Corporation, 144A, 6.75%, due 08/01/2001.............37,535
 47,000   GS Escrow Corporation, 144A, 7.125%, due 08/01/2005............45,169
 20,000   General Motors Acceptance Corporation, 6.15%, due 04/05/2007...19,045
 10,000   General Motors Corporation, 6.75%, due 05/01/2028...............9,135
 10,000   Georgia Pacific Corporation, 9.50%, due 05/15/2022.............11,049
 18,000   Georgia Pacific Corporation, Debenture, 7.25%, due 06/01/2028..16,859
100,000   Goldman Sachs Group, LP, 144A, 5.90%, due 01/15/2003...........97,688
 17,000   Green Tree Financial Corporation, 10.25%, due 06/01/2002.......17,863
 30,000   Gulf Canada Resources Ltd., Debenture, 9.25%, due 01/15/2004...30,298
 20,000   Healthsouth Corporation, Subordinated Convertible Debenture,
           3.25%, due 04/01/2003.........................................16,750
 58,000   Hearst Argyle Television,Inc., Debenture,7.50%, due 11/15/2027.54,525
  8,000   Tommy Hilfiger USA, Inc., 6.50%, due 06/01/2003.................7,804
  6,000   Tommy Hilfiger USA, Inc., 6.85%, due 06/01/2008.................5,635
 15,000   Husky Oil, Ltd., 144A, 8.90%, due 08/15/2028...................14,522

                                     See Notes to Financial Statements

                                    LPT Variable Insurance Series Trust
                                           MFS Total Return Portfolio
                                      Schedule of Investments (Continued)
                                            June 30, 1999 (Unaudited)
Principal                                                                Value
Amount                                                                 (Note 2)
------                                                                 --------
CORPORATE BONDS AND NOTES (Continued)
  $9,000   Illinois Power Supply, 5.26%, due 06/25/2003..................$8,888
  23,000   Jones Apparel Group, Inc.,144A, 6.25%, due 10/01/2001.........22,912
  12,000   Jones Apparel Group, Inc.,144A, 7.875%, due 06/15/2006........12,000
  18,000   Lear Corporation, 144A, 7.96%, due 05/15/2005.................17,555
  30,000   Loews Corporation, 3.125%, due 09/15/2007.....................24,413
  10,000   Marsh Supermarkets, Inc., 8.875%, due 08/01/2007..............10,000
  20,000   McDermott, Inc.,  9.375%, due 03/15/2002......................20,828
  15,000   MidAmerican Funding, LLC, 144A, 5.85%, due 03/01/2001.........14,900
  15,000   MidAmerican Funding, LLC, 144A, 6.927%, due 03/01/2029.........9,405
  52,329   Midland Funding Corporation, Senior Secured Lease Bond,
            Series C, 10.33%, due 07/23/2002 ............................54,864
   5,000   Nabisco, Inc., 6.375%, due 02/01/2035..........................4,788
   8,000   News America, Inc., 6.703%, due 05/21/2004.....................7,836
   5,000   Niagara Mohawk Power Corporation, 7.75%, due 05/15/2006........5,188
  10,000   Niagara Mohawk Power Corporation, 8.75%, due 04/01/2022.......10,644
   5,000   Niagara Mohawk Power Corporation, 8.50%, due 07/01/2023........5,365
  20,000   Nortek, Inc., 9.25%, due 03/15/2007...........................20,050
   3,915   Northeast Utilities, 8.58%, due 12/01/2006.....................3,895
   9,000   Northwest Airlines, Inc., 8.52%, due 04/07/2004................8,654
  10,000   Northwest Airlines, Inc., 7.625%, due 03/15/2005...............9,149
   5,000   Northwest Airlines, Inc., 8.70%, due 03/15/2007................4,769
  14,000   Northwest Airlines, Inc., 7.575%, due 03/01/2019..............14,806
  75,000   Oryx Energy Company, 8.375%, due 07/15/2004...................78,639
  10,000   Outdoor Systems, Inc., 8.875%, due 06/15/2007.................10,450
  50,000   Petroleum Geo Services, 144A, 6.25%, due 11/19/2003...........47,953
  20,000   Protection One Alarm Monitor, Inc., 144A,
            7.375%, due 08/15/2005.......................................19,002
   9,000   Providian Capital I, 144A, 9.525%, due 02/01/2027..............8,537
  27,000   Qwest Communciations International, Inc.,
            144A, 7.50%,due 11/01/2008...................................26,997
  99,935   RGS Aegco Funding Corporation, 9.81%, due 12/07/2022.........115,844
  40,000   Residential Accredit Loans, Inc., 6.75%, due 10/25/2028.......38,472
  21,000   Rite Aid Corporation, 144A, 6.00%, due 10/01/2003.............20,104
  10,000   Saks, Inc., 7.25%, due 12/01/2004.............................10,021
  88,000   Saks, Inc., 8.25%, due 11/15/2008.............................92,450
  60,000   Salton Sea Funding Group Corporation, Senior Secured Bond,
            7.84%, due 05/30/2010........................................62,651
  43,108   Seabrook 1, Secured Lease Obligation Bond,
            7.83%, due 01/01/2019........................................44,048
  23,000   Joseph E.Seagram & Sons, Inc., 5.79%, due 04/15/2001..........22,695
  35,000   Joseph E.Seagram & Sons, Inc., 6.40%, due 12/15/2003..........34,245

                                   See Notes to Financial Statements

                                  LPT Variable Insurance Series Trust
                                      MFS Total Return Portfolio
                                  Schedule of Investments (Continued)
                                       June 30, 1999 (Unaudited)
Principal                                                                Value
Amount                                                                 (Note 2)
------                                                                 --------
CORPORATE BONDS AND NOTES (Continued)
  $5,000   Seagull Energy Corporation, 7.50%, due 09/15/2027.............$4,223
  18,000   Sprint Capital Corporation, 5.875%, due 05/01/2004............17,250
  19,000   Sprint Capital Corporation, 6.375%, due 05/01/2009............17,840
  52,000   Sprint Capital Corporation, 6.90%, due 05/01/2019.............48,151
  18,000   SunAmerica Institutional, MTM, 5.75%, due 02/16/2009..........16,642
  50,000   TCI Communications Financing III, Capital Securities,
            9.65%, due 03/31/2027........................................56,581
  12,000   TRW, Inc., 144A, 7.125, due 06/01/2009........................11,654
  20,000   Tennessee Gas Pipeline Company, Debenture,
            7.625%, due 04/01/2037.......................................12,916
   5,000   Texas Gas Transmission Corporation, 7.25%, due 07/15/2027......4,726
  30,000   Time Warner, Inc., Pass-thru Asset Trust,
            144A, 6.10%, due 12/30/2001..................................29,874
   5,000   Time Warner Entertainment Company, LP, 10.15%, due 05/01/2012..6,149
   7,000   Union Pacific Corporation, MTN, 6.34%, due 11/25/2003..........6,893
  10,000   US Timberlands Company, 9.625%, due 11/15/2007................10,075
  11,933   Waterford 3 Funding Corporation, Secured Lease Collateral Bond
            8.09%, due 01/02/2017........................................12,006
  10,000   Washington Mutual Capital I, Subordinated Capital Income
            Securities, 8.375%, due 06/01/2027...........................10,105
   5,000   WorldCom, Inc., 8.875%, due 01/15/2006.........................5,323
  21,000   WorldCom, Inc., 6.95%, due 08/15/2028.........................19,907
  35,000   Xerox Corporation, 144A, 0.57%, due 04/21/2018................21,700
  56,000   Xerox Corporation, 0.57%, due 04/21/2018......................35,560
                                                                        -------
           Total Corporate Bonds and Notes (Cost $2,873,735)..........2,774,661
                                                                     ----------
TREASURY OBLIGATIONS - 8.57%
           U.S. Treasury Bonds - 4.90%
 354,000   9.875%, due 11/15/2015.......................................483,100
  28,000   6.125%, due 11/15/2027........................................27,812
 105,000   5.50%, due 08/15/2028.........................................96,140
  29,000   5.25%, due 11/15/2028.........................................25,706
   9,000   5.25%, due 02/15/2029..........................................8,086
                                                                         ------
                                                                        640,844
                                                                        -------

           U.S. Treasury Notes - 3.67%
 200,000   4.875%, due 03/31/2001.......................................197,968
 242,000   6.25%, due 04/30/2001........................................245,064
  37,000   5.50%, due 01/31/2003.........................................36,780
                                                                        -------
                                                                        479,812
                                                                        -------
           Total Treasury Obligations (Cost $1,143,411)...............1,120,656
                                                                     ----------


                                     See Notes to Financial Statements

                                    LPT Variable Insurance Series Trust
                                          MFS Total Return Portfolio
                                    Schedule of Investments (Continued)
                                        June 30, 1999 (Unaudited)
Principal                                                                Value
Amount                                                                 (Note 2)
------                                                                 --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.58%
           Government National Mortgage Association (GNMA) - 3.58%
  $5,620   REMIC, 8.00%, due 06/20/2025..................................$5,728
  58,592   Pool #377615, 7.50%, due 09/15/2025...........................59,159
  40,532   Pool #410122, 7.50%, due 10/15/2025...........................41,055
  31,535   Pool #247754, 7.50%, due 11/15/2026...........................31,831
  27,843   Pool #780546, 7.50%, due 04/15/2027...........................28,104
  21,986   Pool #453937, 7.50%, due 08/15/2027...........................22,192
  21,567   Pool #455301, 7.50%, due 09/15/2027...........................21,769
  52,533   Pool #433627, 7.00%, due 02/15/2028...........................51,826
  22,741   Pool #469399, 7.00%, due 03/15/2028...........................22,435
  37,115   Pool #467737, 7.00%, due 04/15/2028...........................36,685
  35,372   Pool #480352, 7.00%, due 07/15/2028...........................34,896
  79,253   Pool #495777, 6.50%, due 12/15/2028...........................76,430
  37,231   Pool #470473, 6.50%, due 06/15/2029...........................35,800
                                                                        -------
           Total GNMA (Cost $480,322)...................................467,910
                                                                       --------
           Federal National Mortgage Association (FNMA)- 1.52%
  30,000   Pool #410201, 5.722%, due 03/01/2009..........................27,713
  31,730   Pool #326868, 6.50%, due 10/01/2025...........................30,649
  38,206   Pool #446373, 6.50%, due 11/01/2028...........................36,980
 104,694   Pool #252571, 7.00%, due 06/01/2029..........................103,287
                                                                       --------
           Total FNMA (Cost $205,591)...................................198,629
                                                                       --------
           Federal Home Loan Mortgage (FHLM)- 1.48%
  99,803   Pool #C24683, 6.50%, due 04/01/2029...........................96,595
  99,929   Pool #C26064, 6.50%, due 05/01/2029...........................96,718
                                                                        -------
           Total FHLM (Cost $199,148)...................................193,313
                                                                       --------
           Total U.S. Government Agency Obligations (Cost $885,061).....859,852
                                                                       --------
EUROBONDS - 0.55%
  17,000   Bayerische Landesbank, (Germany), 5.875%, due 12/01/2008......15,774
   4,000   Corporacion Andina De Fomento,(Venezuela),
            7.10%, due 02/01/2003........................................ 3,896
   8,000   Deutsche Fianance NV,(Netherlands),144A,0.00%, due 02/12/2017..4,040
  11,000   Telecomunicaciones de Puerto Rico, (Puerto Rico), 144A,
            6.65%, due 05/15/2006........................................10,724
  40,000   UPM Kymmene Corporation, (Finland), 7.45%, due 11/26/2027.....37,705
                                                                        -------
           Total Eurobonds (Cost $75,759)................................72,139
                                                                        -------

                                    See Notes to Financial Statements

                                    LPT Variable Insurance Series Trust
                                         MFS Total Return Portfolio
                                    Schedule of Investments (Continued)
                                         June 30, 1999 (Unaudited)
Principal                                                                Value
Amount                                                                 (Note 2)
------                                                                 --------
SHORT-TERM OBLIGATIONS - 6.61%
           Repurchase Agreement - 6.61%
$865,000   Repurchase Agreement with State Street Bank & Trust
           Company, dated 06/30/99 at 4.00%, due 07/01/99,
           maturity value $865,095 (collateralized by U.S. Treasury
           Bond, 7.50%, due 11/15/16, par value $785,000:
           market value $883,125) (Cost $865,000)......................$865,000
                                                                       --------
Shares
           Investment Company - 0.00%
     595   Seven Seas Money Market Fund (Cost $595).........................595
                                                                           ----
           Total Short-Term Obligations (Cost $865,595).................865,595
                                                                       --------
TOTAL INVESTMENTS (COST $12,260,878*)......... 99.76%                13,053,590
OTHER ASSETS AND LIABILITIES..................  0.24                     32,034
                                                ----                     ------
NET ASSETS....................................100.00%               $13,085,624
                                             =======                ===========

FORWARD FOREIGN CURRENCY CONTRACTS

Unrealized
  Buy/                              Settlement            Contracts         In Exchange         Appreciation
  Sell           Currency             Date                at Value          for U.S. $        (Depreciation)
  ----           --------             ----                --------          ----------        --------------
   Buy             EUR              07/30/99              $12,157             $12,156              (1)

* Aggregate cost for Federal tax purposes  (Note 4)
+ Non-income producing security
  144A after the name of a security represents those securities exempt under registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  The value of these securities amounted to $732,358 or 5.60% of net assets.


                                             GLOSSARY OF TERMS

                                  ADR  American Depository Receipt
                                  EUR  Euro Currency
                                  MTN  Medium Term Note
                                REMIC  Real Estate Mortgage Investment Conduit

                                      See Notes to Financial Statements

                                  The LPT Variable Insurance Series Trust
                                    Berkeley U.S. Quality Bond Portfolio
                                            Schedule of Investments
                                           June 30, 1999 (Unaudited)
Principal                                                                 Value
Amount                                                                  (Note 2)
------                                                                  --------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.63%
           Federal Home Loan Mortgage Corporation (FHLMC) - 10.20%
 $20,531   Pool #251137, 11.75%, due 08/01/2014 (Cost $22,634)..........$22,500
                                                                        -------
           Federal National Mortgage Association (FNMA) - 8.43%
   1,730   Pool #100090, 14.50%, due 11/01/2014...........................2,046
   5,095   Pool #303791, 12.50%, due 08/01/2015...........................5,779
   5,608   Pool #100089, 13.00%, due 11/01/2015...........................6,565
   3,797   Pool #303792, 11.50%, due 09/01/2019...........................4,207
                                                                         ------
           Total FNMA (Cost $19,310) ....................................18,597
                                                                        -------
           Total U.S. Government Agency Obligations
            (Cost $41,944)...............................................41,097
                                                                        -------
 SHORT-TERM OBLIGATIONS - 83.26%
           Discount Notes - 74.20%
  20,000   Federal Farm Credit Bank, 5.03%, due 08/30/1999+..............19,832
 100,000   Federal Home Loan Bank, 5.03%, due 09/15/1999+................98,938
  45,000   Federal National Mortgage Association, 4.88%, due 07/22/1999+.44,872
                                                                        -------
           Total Discount Notes (Cost $163,642) ........................163,642
                                                                       --------
           U.S. Treasury Bill - 9.06%
  20,000   3.87%, due 07/08/99+ (Cost $19,985)...........................19,985
                                                                        -------
           Total Short-Term Obligations (Cost $183,627) ................183,627
                                                                       --------
TOTAL INVESTMENTS (COST $225,571*)...................101.89%            224,724
OTHER ASSETS AND LIABILITIES (NET)................... (1.89)             (4,188)
                                                      -----              ------
NET ASSETS...........................................100.00%           $220,536
                                                    =======            ========

*     Aggregate cost for Federal tax purposes (Note 4)
+     Rate indicates annualized yield at time of purchase

                              See Notes to Financial Statements

                             LPT Variable Insurance Series Trust
                                   Strong Growth Portfolio
                                   Schedule of Investments
                                  June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - 94.01%
         Consumer Discretionary - 21.53%
1,000    Abercrombie & Fitch Company  ..................................$48,000
2,600    American Eagle Outfitters, Inc. +..............................118,300
1,500    BJ's Wholesale Club, Inc.    +..................................45,094
  700    Bed Bath & Beyond, Inc.    +....................................26,950
1,900    Best Buy Company, Inc.   +.....................................128,250
1,200    Circuit City Stores, Inc.   ...................................111,600
1,700    Dollar Tree Stores, Inc. +......................................74,800
  600    Gap, Inc........................................................30,225
2,000    Home Depot, Inc. ..............................................128,875
  400    International Speedway Corporation..............................19,000
3,700    Kohl's Corporation +...........................................285,594
1,400    Kroger Company   +..............................................39,112
1,000    Limited, Inc....................................................45,375
1,800    Linens'n Things, Inc.   + ......................................78,750
3,200    Lowes Companies, Inc...........................................181,400
  600    99 Cents Only Stores +..........................................29,962
1,400    Nike, Inc. .....................................................88,638
1,900    Outback Steakhouse, Inc. +......................................74,694
3,600    Pier 1 Imports, Inc. ...........................................40,500
1,600    Staples, Inc. +.................................................49,500
1,900    Starbucks Corporation  +........................................71,369
2,800    Tandy Corporation   ...........................................136,850
  800    Tommy Hilfiger Corporation +....................................58,800
1,000    Wal-Mart Stores, Inc. ..........................................48,250
1,800    Walgreen Company................................................52,875
                                                                        -------
                                                                      2,012,763
                                                                      ---------
         Electronics - 18.48%
1,000    ASM Lithography Holding NV   +..................................59,375
  400    Altera Corporation    +.........................................14,725
  900    Antec Corporation    +..........................................28,856
2,000    Comverse Technology, Inc.    +.................................151,000
1,300    General Instrument Corporation   +..............................55,250
1,000    LSI Logic Corporation.   +......................................46,125
1,200    Lam Research Corporation   +....................................56,025
1,815    Lucent Technologies, Inc.......................................122,399
1,000    Maxim Integrated Products, Inc.   +.............................66,500
1,000    Microchip Technology, Inc.    +.................................47,375


                                  See Notes to Financial Statements

                                 LPT Variable Insurance Series Trust
                                       Strong Growth Portfolio
                                 Schedule of Investments (Continued)
                                      June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - (Continued)
         Electronics - (Continued)
  700    Novellus Systems, Inc.   +.....................................$47,775
  400    Optical Coating Laboratory, Inc.................................33,450
  700    PE Corporation..................................................80,325
1,600    PMC Sierra, Inc.   +............................................94,300
1,100    PRI Automation, Inc.   +........................................39,875
  400    Qualcomm, Inc.   +..............................................57,400
  400    Rambus, Inc. ...................................................36,875
1,000    Rockwell International Corporation .............................60,750
2,700    Tellabs, Inc. +................................................182,419
  700    Teradyne, Inc.  +...............................................50,225
1,500    Transwitch Corporation  +.......................................71,063
1,300    Uniphase Corporation  +........................................215,800
1,900    Xilinx, Inc.   +...............................................108,775
                                                                       --------
                                                                      1,726,662
                                                                      ---------
         Communications  12.08%
1,000    American Online, Inc.   +......................................110,500
  500    Broadcom Corporation    +.......................................72,281
1,500    Clear Channel Communication, Inc.    +.........................103,406
2,000    Covad Communications Group, Inc.    +..........................106,625
  600    Equant NV, NY Shares     +......................................56,475
1,700    Frontier Corporation ..........................................100,300
  409    Global Crossing Ltd.    +.......................................17,434
  800    Level 3 Communications, Inc.   +................................48,050
3,300    MCI WorldCom, Inc.   +.........................................284,006
2,000    Qwest Communications International, Inc.    +...................66,125
1,000    Sprint PCS Group Corporation    +...............................57,125
  600    Telephone & Data Systems, Inc. .................................43,838
  600    Viatel, Inc.   +................................................28,063
  200    Yahoo, Inc.     +...............................................34,450
                                                                        -------
                                                                      1,128,678
                                                                      ---------
         Software - 9.17%
  700    Broadvision, Inc.  +............................................51,625
1,500    Business Objects S.A.  +........................................54,750
2,200    Citrix Systems, Inc.  +........................................124,300
1,500    Compuware Corporation  +........................................47,719
  500    Inktomi Corporation  +..........................................65,281
  500    Intuit, Inc.  +.................................................45,062
  500    Marimba, Inc.  +................................................26,344

                                 See Notes to Financial Statements

                                LPT Variable Insurance Series Trust
                                      Strong Growth Portfolio
                                Schedule of Investments (Continued)
                                     June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - (Continued)
         Software - (Continued)
1,500    Microsoft Corporation  +......................................$135,281
1,000    New Era of Networks, Inc.  +....................................43,937
1,200    Rational Software Corporation  +................................39,525
  400    Real Networks, Inc.    +........................................27,550
  700    Solectron Corporation    +......................................46,681
  800    Verisign, Inc.    +.............................................69,000
  600    Verity, Inc.    +...............................................32,512
  500    Veritas Software Corporation    +...............................47,469
                                                                        -------
                                                                        857,036
                                                                        -------

         Drugs & Health Care - 7.20%
1,200    Allergan, Inc..................................................133,200
  800    Andrx Corporation   +...........................................61,700
  800    Bausch & Lomb, Inc. ............................................61,200
1,600    Biogen, Inc.     +.............................................102,900
1,000    Boston Scientific Corporation     +.............................43,937
  400    Cardinal Health, Inc. ..........................................25,650
  700    Centocor, Inc.     +............................................32,637
2,900    Healthsouth Corporation   +.....................................43,319
1,500    Medquist, Inc.    +.............................................65,625
1,000    Medtronic, Inc. ................................................77,875
  300    Sepracor, Inc.    +.............................................24,375
                                                                        -------
                                                                        672,418
                                                                        -------
         Computers & Business Equipment - 6.38%
1,800    Apple Computer, Inc. +..........................................83,363
6,200    Cisco Systems, Inc. +..........................................399,900
2,000    Computer Network Technology Corporation+........................43,250
  800    Lexmark International Group, Inc.   +...........................52,850
  300    Network Appliance, Inc.   +.....................................17,228
                                                                        -------
                                                                        596,591
                                                                        -------
         Energy - 4.56%
  800    Apache Corporation..............................................31,200
2,000    BJ Services Company   +.........................................58,875
2,000    Cooper Cameron Corporation   +..................................48,181
3,300    Ensco International, Inc........................................65,794
6,000    Rowan Companies, Inc.   +......................................110,625
1,400    Smith International, Inc.   +...................................60,813
3,100    Union Pacific Resource Group, Inc...............................50,569
                                                                        -------
                                                                        426,057
                                                                        -------

                                   See Notes to Financial Statements

                                  LPT Variable Insurance Series Trust
                                         Strong Growth Portfolio
                                  Schedule of Investments (Continued)
                                        June 30, 1999 (Unaudited)

                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - (Continued)
         Business Services - 3.28%
2,800    First Data Corporation........................................$137,025
1,000    Fiserv, Inc.    +...............................................31,312
2,700    Outdoor Systems, Inc. +.........................................98,550
1,200    Sykes Enterprises, Inc.    +....................................40,050
                                                                        -------
                                                                        306,937
                                                                        -------
         Financial Services - 3.27%
2,100    Concord EFS, Inc.    +..........................................88,856
  500    E*Trade Group, Inc..............................................19,969
1,100    First Tennessee National Corporation............................42,144
  500    Goldman Sachs Group, Inc.   +...................................14,450
  600    MGIC Investment Corporation.....................................29,175
  600    Marsh & McLennan Companies, Inc.................................45,300
  800    Metris Companies, Inc. .........................................32,600
  300    Charles Schwab Corporation......................................32,962
                                                                        -------
                                                                        305,456
                                                                        -------

         Capital Goods - 2.61%
1,000    Jabil Circuit, Inc.  +..........................................45,125
2,100    Tyco International, Ltd........................................198,975
                                                                       --------
                                                                        244,100
                                                                        -------
         Broadcasting & Publishing - 1.54%
2,000    AT&T Corporation (Liberty Media Group) .........................73,500
  900    Infinity Broadcasting Corporation +.............................26,775
  600    Time Warner, Inc................................................44,100
                                                                        -------
                                                                        144,375
                                                                        -------
         Basic Industry - 1.14%
2,000    Waters Corporation +...........................................106,250
                                                                       --------
         Transportation - 0.97%
  800    Harley Davidson, Inc. ..........................................43,500
1,400    Midwest Express Holdings, Inc. +................................47,600
                                                                        -------
                                                                         91,100
                                                                         ------
                               See Notes to Financial Statements

                              LPT Variable Insurance Series Trust
                                    Strong Growth Portfolio
                              Schedule of Investments (Continued)
                                   June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCK - (Continued)
            Materials and Processing - 0.76%
     800    Kaydon Corporation .........................................$26,900
     900    Praxair, Inc. ...............................................44,044
                                                                        -------
                                                                         70,944
                                                                         ------
            Utilities - 0.53%
     700    Montana Power Company........................................49,350
                                                                        -------
            Consumer Durables - 0.51%
   1,700    Leggett & Platt, Inc.........................................47,281
                                                                        -------
         Total Common Stocks (Cost $7,270,390)........................8,785,998
                                                                     ----------

Principal
Amount
REPURCHASE AGREEMENT - 7.01%
$655,000    Repurchase Agreement with State Street
            Bank and Trust Company, dated 06/30/99 at
            4.00%, due 07/01/99, maturity value $655,073
            (collateralized by U.S. Treasury Bond, 7.50%, due 11/15/16, par value $600,000; market value $675,000)
            (Cost $655,000) ............................................655,000
                                                                       --------

TOTAL INVESTMENTS (COST $7,925,390*).................101.02%          9,440,998
OTHER ASSETS AND LIABILITIES (NET)................... (1.02)            (95,652)
                                                      -----             -------
NET ASSETS...........................................100.00%         $9,345,346
                                                    =======          ==========

*  Aggregate cost for Federal tax purposes  (Note 4)
+  Non-income producing security


                                           GLOSSARY OF TERMS

                                  ADR  American Depository Receipt


                                 See Notes to Financial Statements

                               LPT Variable Insurance Series Trust
                         Robertson Stephens Diversified Growth Portfolio
                                      Schedule of Investments
                                     June 30, 1999 (Unaudited)
                                                                          Value
Shares                                                                  (Note 2)
------                                                                  --------
COMMON STOCKS - 94.69%
         Communications - 23.04%
 1,000   About.Com, Inc.   +............................................$51,875
 3,000   Advanced Radio Telecom Corporation   +..........................43,125
 5,000   Boston Communications Group, Inc.   +...........................67,187
 3,500   CapRock Communications Corporation   +.........................141,750
 2,500   Concentric Network Corporation .................................99,375
 2,500   DSP Group, Inc.   +.............................................90,000
 3,000   Excel Switching Corporation   +.................................89,813
 2,000   F5 Networks, Inc.  +............................................82,000
 3,500   ITC DeltaCom, Inc. .............................................98,000
 4,000   IXC Communications, Inc. ......................................157,250
 6,000   Omnipoint Corporation  +.......................................173,625
 6,480   Perusahaan Telekomunikiasi, ADR  ...............................80,595
 8,500   Primus Telecommunications Group, Inc.  +.......................190,719
 4,000   Research In Motion Ltd.  +......................................81,000
 4,000   Softnet Systems, Inc.  +.......................................111,500
16,700   Startec Global Communications Corporation    +.................202,487
 2,000   Viatel, Inc.    +..............................................112,250
 3,000   Western Wireless Corporation  ..................................81,000
                                                                        -------
                                                                      1,953,551
                                                                      ---------
         Software - 14.76%
35,000   Artisoft, Inc.   +.............................................177,187
 5,000   BEA Systems, Inc.   +..........................................142,813
 5,000   Clarent Corporation   +............................................750
 5,000   DSET Corporation    +...........................................69,688
   850   GoTo.com, Inc   +...............................................23,800
10,000   Harbinger Corporation .........................................125,000
15,000   Information Advantage, Inc.   +.................................61,406
 3,000   Macromedia, Inc.   +...........................................105,750
 3,000   Mpath Interactive, Inc.   +.....................................66,000
 1,300   Netegrity, Inc.   +.............................................21,450
 3,000   Network Solutions, Inc. .......................................138,469
 2,300   Nfront, Inc.   +................................................34,931
 1,150   Ramp Networks, Inc.   +.........................................16,459
 3,500   Verity, Inc.  +................................................189,656
   250   Viant Corporation   +............................................8,750
 1,500   WebTrends Corporation   +.......................................69,188
                                                                         ------
                                                                      1,251,297
                                                                      ---------

                                  See Notes to Financial Statements

                                LPT Variable Insurance Series Trust
                           Robertson Stephens Diversified Growth Portfolio
                                Schedule of Investments (Continued)
                                     June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCK (Continued)
         Consumer Discretionary - 12.97%
 4,500   Buckle, Inc.  ................................................$129,375
 5,000   Kenneth Cole Productions, Inc.  +..............................139,375
20,000   CompUSA, Inc.  +...............................................148,750
 5,000   Factory 2-U, Inc. ..............................................92,500
 5,000   Galveston's Steakhouse, Inc  +..................................84,375
 5,800   J. Jill Group, Inc. ............................................84,825
10,000   Kushner-Locke Company   +.......................................65,000
 1,600   Shop At Home, Inc.   +..........................................14,250
12,500   Taco Cabana, Inc.   +..........................................127,344
 7,000   ValueVision International, Inc.  +.............................139,125
 6,500   Vans, Inc.  +...................................................74,445
                                                                        -------
                                                                      1,099,364
                                                                      ---------
         Electronics - 11.69%
 5,000   ANADIGICS, Inc.  +.............................................148,000
 2,500   Celesticar, Inc.  +............................................108,281
 2,500   Cymer, Inc.  +..................................................62,500
 5,500   Cypress Semiconductor Corporation   +...........................90,750
   350   GlobeSpan, Inc.   +.............................................13,912
 1,000   Novellus Systems, Inc.  +.......................................68,250
 5,000   S3, Inc.  +.....................................................45,469
 5,000   Sawtek, Inc.  +................................................229,375
 7,000   Speedfam-IPEC, Inc.  +.........................................112,438
 5,000   Symmetricom, Inc.  +............................................40,625
 1,000   Teradyne, Inc.  +...............................................71,750
                                                                        -------
                                                                        991,350
                                                                        -------
         Energy - 6.74%
70,000   Bonus Resource Services Corporation    +.......................106,961
 2,000   Cooper Cameron Corporation   +..................................74,125
 1,800   Devon Energy Corporation   .....................................64,350
 6,000   Ensco International, Inc.   ...................................119,625
10,000   Frontier Oil Corporation   +....................................68,125
 1,500   Smith International, Inc.   +...................................65,156
 2,000   Weatherford International, Inc.   +.............................73,250
                                                                        -------
                                                                        571,592
                                                                        -------
                                   See Notes to Financial Statements

                                  LPT Variable Insurance Series Trust
                            Robertson Stephens Diversified Growth Portfolio
                                  Schedule of Investments (Continued)
                                      June 30, 1999 (Unaudited)

                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCK (Continued)
         Broadcasting & Publishing - 6.42%
 5,000   AT&T Corporation (Liberty Media Group)........................$183,750
17,600   Film Roman, Inc. +..............................................51,700
 7,000   LodgeNet Entertainment Corporation   +..........................97,563
18,000   New Frontier Media, Inc.  +....................................130,500
 5,000   Rogers Communications, Inc.  +..................................80,937
                                                                        -------
                                                                        544,450
                                                                        -------
         Drugs & Health Care - 5.10%
     6   Bergen Brunswig Corporation    +...................................104
10,000   Endocardial Solutions, Inc.    +................................94,375
10,000   Enzon, Inc.    +...............................................206,875
17,500   Omega Health Systems, Inc.    +................................131,250
                                                                       --------
                                                                        432,604
                                                                        -------
         Utilities - 4.06%
 7,900   Capital Environmental Resource, Inc.   +.......................114,550
 1,500   Montana Power Company..........................................105,750
 5,000   Republic Services, Inc.  +.....................................123,750
                                                                       --------
                                                                        344,050
                                                                        -------
         Computers & Business Equipment - 2.38%
10,000   American Power Conversion Corporation  ........................201,250
                                                                       --------
         Transportation - 2.25%
13,000   Simon Transportation Services, Inc.   +.........................64,188
44,000   United Shipping & Technology, Inc.   +.........................126,500
                                                                       --------
                                                                        190,688
                                                                        -------
         Financial Services - 2.21%
 7,500   First Sierra Financial, Inc.  +................................187,500
                                                                       --------
         Materials and Processing - 1.14%
 3,000   ANTEC Corporation   +...........................................96,188
                                                                        -------
         Business Services - 1.03%
   100   Ask Jeeves, Inc.    +............................................1,400
15,000   Medaphis Corporation   +........................................86,250
                                                                        -------
                                                                         87,650
                                                                         ------
         Capital Goods - 0.90 %
 7,900   Turbochef, Inc.   +.............................................76,037
                                                                        -------
         Total Common Stocks (Cost $6,553,942)......................  8,027,571
                                                                     ----------


                                See Notes to Financial Statements

                               LPT Variable Insurance Series Trust
                          Robertson Stephens Diversified Growth Portfolio
                               Schedule of Investments (Continued)
                                      June 30, 1999 (Unaudited)

                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
PREFERRED STOCKS  0.90%
  4,000  Trans World Airlines, Inc.    (Cost $68,000)...................$76,500
                                                                        -------
Principal
Amount
------
CORPORATE NOTES - 0.31%
$75,000  System Software Associates, Inc., Subordinate Convertible Note,
          7.00%, due 09/15/2002 (Cost $48,165)...........................26,250
                                                                        -------
REPURCHASE AGREEMENT - 1.25%
106,000  Repurchase Agreement with State Street
         Bank and Trust Company, dated 06/30/99 at
         4.00%, due 07/01/99, maturity value $106,012
         (collateralized by U.S. Treasury Bond, 7.50%, due 11/15/16, par value $100,000; market value $112,500)
         (Cost $106,000) ...............................................106,000
                                                                       --------
TOTAL INVESTMENTS (COST $6,776,107*).................97.15%           8,236,321
OTHER ASSETS AND LIABILITIES (NET)....................2.85              241,545
                                                     -----              -------
NET ASSETS      ....................................100.00%          $8,477,866
                                                   =======           ==========


* Aggregate cost for Federal tax purposes  (Note 4)
+ Non-income producing security

                                 See Notes to Financial Statements

                                LPT Variable Insurance Series Trust
                               Lexington Corporate Leaders Portfolio
                                      Schedule of Investments
                                     June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - 99.47%
           Energy - 17.02 %
  3,375    Chevron Corporation.........................................$321,258
  3,375    Exxon Corporation............................................260,297
  3,375    Mobil Corporation............................................334,125
  3,375    Royal Dutch Petroleum Company, NY Shares.....................203,344
  3,375    Schlumberger, Ltd............................................214,945
  3,375    Texaco, Inc..................................................210,937
  3,375    Union Pacific Resource Group, Inc.............................55,055
                                                                        -------
                                                                      1,599,961
                                                                      ---------
           Consumer Discretionary - 16.86%
  3,375    Coca Cola Company............................................210,937
  3,375    Eastman Kodak Company........................................228,656
  3,375    Fortune Brands, Inc..........................................139,641
  3,375    McDonalds Corporation........................................139,430
  3,375    Philip Morris Companies, Inc.................................135,633
  3,375    Procter & Gamble Company.....................................301,219
  3,375    Wal-Mart Stores, Inc.........................................325,687
  3,375    Walt Disney Company..........................................103,992
                                                                       --------
                                                                      1,585,195
                                                                      ---------
           Financial Services - 12.27%
  3,375    American Express Company.....................................439,172
  5,063    Citigroup, Inc...............................................240,469
  3,375    J.P. Morgan & Company, Inc...................................474,187
                                                                       --------
                                                                      1,153,828
                                                                      ---------
           Materials & Processing - 8.51%
  3,375    Alcoa, Inc...................................................208,828
  3,375    Bethlehem Steel Corporation +.................................25,945
  3,375    DuPont (E.I.) DeNemours & Company............................230,555
  3,375    International Paper Company..................................170,437
  3,375    Union Carbide Corporation....................................164,531
                                                                       --------
                                                                        800,296
                                                                        -------
           Autos & Transportation - 7.69%
   3,375   Burlington Northern Santa Fe Corporation.....................104,625
   3,375   General Motors Corporation...................................222,750
   3,375   Goodyear Tire and Rubber Company.............................198,492
   3,375   Union Pacific Corporation....................................196,805
                                                                       --------
                                                                        722,672
                                                                        -------

                          See Notes to Financial Statements

                         LPT Variable Insurance Series Trust
                        Lexington Corporate Leaders Portfolio
                         Schedule of Investments (Continued)
                               June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - (Continued)
           Utilities - 7.11%
   3,375   Ameren Corporation..........................................$129,516
   3,375   Consolidated Edison Company of New York......................152,719
   3,375   Duke Energy Company..........................................183,516
   3,375   PG&E Corporation.............................................109,688
   3,375   Reliant Energy, Inc...........................................93,234
                                                                        -------
                                                                        668,673
                                                                        -------
           Producer Durables - 6.21%
   3,375   Caterpillar, Inc.............................................202,500
   3,375   General Electric Company.....................................381,375
                                                                       --------
                                                                        583,875
                                                                        -------
           Drugs & Health Care - 6.17%
   3,375   Johnson & Johnson............................................330,750
   3,375   Merck & Company, Inc.........................................249,750
                                                                       --------
                                                                        580,500
                                                                        -------
           Electronics - 5.82%
   3,375   Lucent Technologies, Inc.  ..................................227,602
   3,375   Motorola, Inc................................................319,781
                                                                       --------
                                                                        547,383
                                                                        -------
           Aerospace - 3.85%
   3,375   Allied Signal, Inc...........................................212,625
   3,375   Boeing Company...............................................149,133
                                                                       --------
                                                                        361,758
                                                                        -------
           Computers & Business Equipment - 3.61%
   3,375   Hewlett Packard Company......................................339,187
                                                                       --------
           Communications - 3.00%
   5,062   AT&T Corporation.............................................282,523
                                                                       --------
           Consumer Staples - 0.88%
   3,375   Gallaher Group PLC, ADS.......................................82,477
                                                                        -------
           Consumer Cyclical - 0.47%
   2,358   Delphi Automotive Systems Corporation.........................43,770
                                                                        -------
           Total Common Stocks (Cost $7,647,545)......................9,352,098
                                                                     ----------

INVESTMENT COMPANY - 1.10 %
 103,231   Seven Seas Money Market Fund (Cost $103,231).................103,231
                                                                       --------

                                See Notes to Financial Statements

                               LPT Variable Insurance Series Trust
                              Lexington Corporate Leaders Portfolio
                                      Schedule of Investments
                                     June 30, 1999 (Unaudited)



TOTAL INVESTMENTS (COST $7,750,776*).................100.57%         $9,455,329
OTHER ASSETS AND LIABILITIES......................... (0.57)            (53,111)
                                                      -----             -------
NET ASSETS...........................................100.00%         $9,402,218
                                                    =======          ==========
* Aggregate cost for Federal tax purposes  (Note 4)
+  Non-income producing security


                                           GLOSSARY OF TERMS

                                   ADS     American Depository Share

                              See Notes to Financial Statements

                               LPT Variable Insurance Series Trust
                                   SAI Global Leaders Portfolio
                                      Schedule of Investments
                                     June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - 95.88%
         Consumer Discretionary - 20.15%
 160     Carnival Corporation............................................$9,215
 130     Coca Cola Company................................................8,125
 200     Costco Companies, Inc.  +.......................................16,012
  90     Procter & Gamble Company.........................................8,033
 220     Safeway, Inc.  +................................................10,890
 250     Wal-Mart Stores, Inc. ..........................................12,062
                                                                        -------
                                                                         64,337
                                                                         ------
         Financial Services - 15.45%
 130     AEGON, ADR.......................................................9,620
  85     American Express Company........................................11,061
 220     Bank Of New York Company.........................................8,071
 265     Citigroup, Inc..................................................12,588
 100     Merrill Lynch & Company, Inc.....................................7,994
                                                                         ------
                                                                         49,334
                                                                         ------
         Drugs & Health Care - 13.94%
 160     Bristol Myers Squibb Company....................................11,270
 120     Merck & Company, Inc. ...........................................8,880
 140     Pfizer, Inc.....................................................15,365
 170     Schering-Plough Corporation......................................9,010
                                                                         ------
                                                                         44,525
                                                                         ------
         Communications - 8.30 %
 125     MCI WorldCom, Inc.  +...........................................10,758
  80     Vodafone Airtouch PLC, ADR......................................15,760
                                                                        -------
                                                                         26,518
                                                                         ------
         Electronics -  6.94%
 265     Intel Corporation...............................................10,710
 125     Nokia Corporation, ADR..........................................11,445
                                                                        -------
                                                                         22,155
                                                                         ------
         Consumer Non-Cyclical - 6.16%
 260     Gillette Company................................................10,660
 180     Lauder Estee Companies, Inc. ....................................9,023
                                                                         ------
                                                                         19,683
                                                                         ------
         Computer & Business Equipment - 5.55 %
  85     Cisco Systems, Inc. ............................................10,320
 200     Dell Computer Corporation........................................7,400
                                                                         ------
                                                                         17,720
                                                                         ------
                                 See Notes to Financial Statements

                                LPT Variable Insurance Series Trust
                                     SAI Global Leaders Portfolio
                                  Schedule of Investments (Continued)
                                       June 30, 1999 (Unaudited)
                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
COMMON STOCKS - (Continued)
         Software - 5.08%
   125   Microsoft Corporation..........................................$16,234
                                                                        -------
         Comingled Fund - 5.06%
   300   Sector  SPDR Trust, Basic Industries Sector......................7,800
   280   Sector  SPDR Trust, Industrial Sector............................8,347
                                                                         ------
                                                                         16,147
                                                                         ------
         Consumer Cyclical - 3.46%
   100   Sony Corporation................................................11,037
                                                                        -------
         Energy - 3.26%
   135   Exxon Corporation...............................................10,412
                                                                        -------
         Broadcasting & Publishing - 2.53%
   110   Time Warner, Inc. ...............................................8,085
                                                                         ------
         Total Common Stocks (Cost $303,849)........................... 306,187
                                                                        -------

INVESTMENT COMPANY - 3.13 %
10,000   Seven Seas Money Market Fund (Cost $10,000).....................10,000
                                                                        -------
TOTAL INVESTMENTS (COST $313,849*)................... 99.01%            316,187
OTHER ASSETS AND LIABILITIES.........................  0.99               3,171
                                                       ----               -----
NET ASSETS...........................................100.00%           $319,358
                                                    =======            ========



* Aggregate cost for Federal tax purposes  (Note 4)
+ Non-income producing security


                                           GLOSSARY OF TERMS

                                   ADR     American Depository Receipt

                                  See Notes to Financial Statements

                       LPT VARIABLE INSURANCE SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 1999 (UNAUDITED)

1.     Organization and Business

The LPT Variable Insurance Series Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 23, 1995, and is a business entity commonly known as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end series management investment company. The Trust offers seven managed investment portfolios (the "Portfolios") to the public only through certain variable annuity contracts offered by London Pacific Life and Annuity Company ("London Pacific"): the Berkeley U.S. Quality Bond Portfolio (the "Bond Portfolio"); and the Harris Associates Value, MFS Total Return, Strong Growth, Robertson Stephens Diversified Growth, Lexington Corporate Leaders, and SAI Global Leaders Portfolios (the "Equity Portfolios").

Prior to November 3, 1997, the Berkeley U.S. Quality Bond Portfolio was known as the Salomon U.S. Quality Bond Portfolio. Prior to May 1, 1997, the Harris Associates Value Portfolio was known as the MAS Value Portfolio and the Robertson Stephens Diversified Growth Portfolio was known as the Berkeley Smaller Companies Portfolio. Prior to November 3, 1997, Salomon Brothers Asset Management Inc. served as sub-advisor to the Berkeley U.S. Quality Bond
Portfolio. Prior to May 1, 1997, Miller, Anderson & Sherrerd, LLP served as sub-advisor to the Harris Associates Value Portfolio and Berkeley Capital Management served as sub-advisor to the Robertson Stephens Diversified Growth Portfolio.

SAI Global Leaders Portfolio commenced operations on May 11, 1999.

2.     Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded, or, if there were no sales during the day, at the closing bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business on each day. Short-term investments that mature in 60 days or less are valued at amortized cost which approximates market value. Long-term debt securities are valued using information furnished by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are stated at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

Repurchase Agreements: Each Portfolio may engage in Repurchase Agreement transactions. Under the terms of a typical Repurchase Agreement, the Portfolio through its custodian takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase and the Portfolio to resell, the obligation at an agreed- upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.
                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)

2.       Significant Accounting Policies:

       Repurchase Aggreements (continued)
Each Portfolio may enter into Repurchase Agreements only with banks or dealers which, in the opinion of each Portfolio's Sub-advisor, based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy.

Option Contracts: All Portfolios may purchase and/or write put and call options on Portfolio securities or foreign currencies. The Portfolios may use options contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other Portfolio investments.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit or incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market, or, for over-the-counter options, because of a counter party's inabilty to perform.

Short Sales: The Robertson Stephens Diversified Growth Portfolio may seek to hedge investments or realize additional gains through short sales. When the sub-advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. All short sales must be fully collateralized and marked to market daily. There were no open positions in short sales at June 30, 1999.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. Dollars. Investment valuations, other assets and liabilities initially expressed as foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Contracts: All Portfolios may enter into forward foreign currency contracts, whereby the Portfolios agree to buy and sell sell a specific currency at a specific price at a future date in an attempt to attempt to hedge against fluctuations in the value of the underlying currency of certain investment instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued, and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.





                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)

2.     Significant Accounting Policies (continued)


Distributions to Shareholders: Dividends from net investment income are declared and distributed at least annually for all Portfolios. All Portfolios declare and distribute, if any, all net realized capital gains at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and realized and unrealized gains and losses on foreign currency contracts. Reclassifications are made to a portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for federal income tax purposes. Each Portfolio of the Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Portfolio will not be subject to federal excise tax. Therefore, no federal income tax provision is required.

Expenses: The Trust accounts separately for assets, liabilities, and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated equally among the respective Portfolios.

3.     Investment Advisory, Sub-advisory, and Other Related Party Transactions

LPIMC Insurance Marketing Services ("LPIMC"), a wholly owned subsidiary of London Pacific, serves as investment advisor to the Trust. Berkeley Capital Management, a wholly owned subsidiary of the London Pacific Group, Ltd., and an affiliate of London Pacific, serves as sub-advisor to the Berkeley U.S. Quality Bond Portfolio. Select Advisors, Inc., a wholly owned subsidiary of the London Pacific Group, Ltd., and an affiliate of London Pacific, serves as sub-advisor to the SAI Global Leaders Portfolio. Harris Associates L.P., an indirect, wholly owned subsidiary of New England Investment Companies, L.P., serves as sub-advisor to the Harris Associates Value Portfolio; Massachusetts Financial Services Company, an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, serves as sub-advisor to the MFS Total Return Portfolio; Strong Capital Management, Inc., a privately held corporation, serves as sub-advisor to the Strong Growth Portfolio; RS Investment Management Company, L.P. (formerly Robertson Stephens & Company Investment Management, L.P.,) serves as sub-advisor to the Robertson Stephens Diversified Growth Portfolio and Lexington Management Corporation, a wholly owned subsidiary of Lexington Global Asset Managers, Inc., serves as sub-advisor to the Lexington Corporate Leaders Portfolio. The Trust pays LPIMC a monthly fee in arrears based on a percentage of the average daily net assets of each Portfolio during the month, out of which LPIMC pays the sub-advisor of each Portfolio a monthly fee in arrears at annual rates as follows:











                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)


                                                     Fees on
                                     Fees on       Average Net         Fees on
                                     Average      Assets Between     Average Net
        Name of Portfolio           Net Assets   $25 Million and       Assets
        -----------------           up to $25      $100 Million       Exceeding
                                     Million        ------------    $100 Million
                                     -------                        ------------

Harris Associates Value
Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .75%            .60%             .50%
                                       ---             ---              ---
         Total Fees Paid to LPIMC*    1.00%            .85%             .75%
                                      ====             ===              ===





                                                     Fees on
                                     Fees on         Average           Fees on
                                     Average        Net Assets       Average Net
        Name of Portfolio           Net Assets     Between $200        Assets
        -----------------           up to $200      Million and     Exceeding $1.3
                                     Million       $1.3 Billion        Billion
                                     -------       ------------        -------

MFS Total Return Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
Total Fees Paid to LPIMC* *            .75%            .70%             .65%
                                       ===             ===              ===




                                                 Fees on Average       Fees on          Fees on
                                     Fees on        Net Assets       Average Net      Average Net
                                   Average Net     Between $50     Assets Between   Assets Between
            Name of                 Assets up      Million and      $150 Million     $300 Million
           Portfolio                 to $50        $150 Million       and $300         and $500
           ---------                 Million       ------------        Million          Million
                                     -------                           -------          -------
Berkeley U.S. Quality Bond
Portfolio
     LPIMC                             .25%            .25%             .25%            .25%
     Sub-advisor                       .30%           .275%             .25%            .20%
                                       ---            ----              ---             ---
Total Fees Paid to LPIMC*              .55%           .525%             .50%            .45%
                                       ===            ====              ===             ===




                                                      Fees on
                                      Fees on       Average Net        Fees on
                                    Average Net   Assets Between     Average Net
        Name of Portfolio          Assets up to    $150 Million        Assets
        -----------------          $150 Million         and           Exceeding
                                   ------------    $500 Million     $500 Million
                                                   ------------     ------------
Strong Growth Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
Total Fees Paid to LPIMC*              .75%            .70%             .65%
                                       ===             ===              ===


                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)

                                                       Fees on      Fees on Average
                                       Fees on       Average Net       Net Asset        Fees on Average
                                     Average Net   Assets Between       Between            Net Assets
         Name of Portfolio            Assets up      $10 Million    $35 Million and        Exceeding
         -----------------             to $10            and          $200 Million       $200 Million
                                       Million       $35 Million      ------------       ------------
                                       -------       -----------

Robertson Stephens Diversified
Growth Portfolio
     LPIMC                               .25%           .25%              .25%              .25%
     Sub-advisor                         .70%           .65%              .60%              .55%
                                         ---            ---               ---               ---
Total Fees Paid to LPIMC*                .95%           .90%              .85%              .80%
                                         ===            ===               ===               ===



                                                      Fees on
                                      Fees on       Average Net        Fees on
                                    Average Net   Assets Between     Average Net
        Name of Portfolio          Assets up to    $10 Million         Assets
        -----------------           $10 Million         and           Exceeding
                                    -----------    $100 Million      $100 Million
                                                   ------------      ------------

Lexington Corporate Leaders
Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .40%            .35%             .30%
                                       ---             ---              ---
Total Fees Paid to LPIMC*              .65%            .60%             .55%
                                       ===             ===              ===



                                                     Fees on
                                     Fees on         Average           Fees on
                                     Average        NetAssets        Average Net
        Name of Portfolio           Net Assets     Between $25         Assets
        -----------------           up to $25      Million and     Exceeding $100
                                     Million       $100 Million        Million
                                     -------       ------------        -------

SAI Global Leaders Portfolio
     LPIMC                             .25%            .25%             .25%
     Sub-advisor                       .50%            .45%             .40%
                                       ---             ---              ---
Total Fees Paid to LPIMC* *            .75%            .70%             .65%
                                       ===             ===              ===

*Fees paid to LPIMC include fees paid for services rendered by LPIMC to the Portfolio and those fees that LPIMC will in turn pay to the sub-advisor.

LPIMC and Select Advisors, Inc. have voluntarily agreed to waive a portion of the fees payable to them until total assets reach $5 million. Any fee waivers by a Sub-advisor are passed through to the Portfolios.

In the event normal operating expenses of each Portfolio, excluding brokerage commissions, but including the advisory fee, exceed certain voluntary expense limitations based on average net assets (Harris Associates Value Portfolio - 1.29%; MFS Total Return Portfolio - 1.29%; Strong Growth Portfolio - 1.29%; Robertson Stephens Diversified Growth Portfolio - 1.39%; Lexington Corporate Leaders Portfolio - 1.29%; and SAI Global Leaders - 1.29%), London Pacific has agreed, through December 31, 1999, to reimburse each Portfolio for expenses in excess of the stated expense limitations. Effective May 1, 1999, expense reimbursements for the Berkeley U.S. Quality Bond Portfolio ceased. The expense limitations for the other Portfolios may be removed or revised after December 31, 1999, without prior notice to existing shareholders.






                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)

3. Investment Advisory, Sub-advisory, and Other Related Party Transactions (continued)

For the six months ended June 30, 1999 London Pacific voluntarily agreed to reimburse the Portfolios as follows:

       Name of Portfolio                                   Reimbursement
       -----------------                                   -------------

Harris Associates Value Portfolio                               $21,152
MFS Total Return Portfolio                                       26,315
Berkeley U.S. Quality Bond Portfolio                             12,355
Strong Growth Portfolio                                          24,728
Robertson Stephens Diversified Growth Portfolio                  30,242
Lexington Corporate Leaders Portfolio                             6,578
SAI Global Leaders Portfolio                                      7,579

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment advisor are reimbursed for their travel expenses in attending meetings of the Trustees, and receive fees for each Trust meeting attended. Such amounts are paid by the Trust.

4.     Purchases and Sales of Securities

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 1999, were as follows:

                                                                     Purchases             Sales
                                                                     ---------             -----

Portfolio                                                 Other       Government      Other      Government
---------                                                 -----       ----------      -----      ----------

Harris Associates Value Portfolio                      $888,867            $0      $1,739,072            $0
MFS Total Return Portfolio                            6,431,478     2,182,364       5,540,700     2,225,526
Berkeley U.S. Quality Bond Portfolio                          0             0       1,239,387       526,039
Strong Growth Portfolio                              11,876,750             0      10,973,832             0
Robertson Stephens Diversified Growth Portfolio      19,704,990             0      19,852,681             0
Lexington Corporate Leaders Portfolio                   896,940             0         990,392             0
SAI Global Leaders Portfolio                            303,849             0               0             0

At June 30, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                        Tax Basis
                                        ---------

                                                                                             Net Unrealized
                                                          Unrealized        Unrealized        Appreciation
Portfolio                                                Appreciation      Depreciation      (Depreciation)          Cost
---------                                                ------------      ------------      --------------          ----

Harris Associates Value Portfolio                             $1,244,406         $236,095          $1,008,311        $6,473,717
MFS Total Return Portfolio                                     1,056,370          263,658             792,712        12,260,878
Berkeley U.S. Quality Bond Portfolio                                   0              847               (847)           225,571
Strong Growth Portfolio                                        1,589,189           73,581           1,515,608         7,925,390
Robertson Stephens Diversified Growth Portfolio                1,614,185          153,971           1,460,214         6,776,107
Lexington Corporate Leaders Portfolio                          1,782,393           77,840           1,704,553         7,750,776
SAI Global Leaders Portfolio                                      10,022            7,684               2,338           313,849

                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)


5.     Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each with a $.01 par value.

London Pacific directly and through its LPLA Separate Account One, owns of record 100% of each Portfolio's outstanding shares. Changes in shares of beneficial interest were as follows:

                                                              Harris Associates Value Portfolio
                                                              ---------------------------------

                                        Six months ended June 30, 1999            Year ended December 31, 1998
                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                     33,038            $ 480,723           324,044          $ 4,529,342
       Redeemed                                (80,620)          (1,188,512)          (71,188)            (981,697)
                                               -------           ----------           -------             --------
       Net increase                            (47,582)           ($707,789)           252,856         $ 3,547,645
                                               =======            =========            =======         ===========


                                                                      MFS Total Return Portfolio
                                                                      --------------------------

                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                     101,212         $ 1,474,641            407,332         $ 5,544,537
       Issued as reinvestment of dividends            0                   0              2,934              38,091
       Redeemed                                 (51,778)           (754,132)           (53,066)           (716,951)
                                                -------            --------            -------            --------
       Net increase                              49,434           $ 720,509            357,200         $ 4,865,677
                                                 ======           =========            =======         ===========


                                                              Berkeley U.S. Quality Bond Portfolio
                                                              ------------------------------------

                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                       4,526            $ 48,361            113,072         $ 1,168,980
       Redeemed                                (167,922)         (1,775,945)           (37,107)           (389,609)
                                               --------          ----------            -------            --------
       Net increase/(decrease)                 (163,396)        ($1,727,584)            75,965           $ 779,371
                                               ========         ===========             ======           =========


                                                              Strong Growth Portfolio
                                                              -----------------------

                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                     133,868         $ 2,448,203            210,301         $ 3,036,477
       Issued as reinvestment of dividends            0                   0             11,700             194,821
       Redeemed                                 (61,033)         (1,096,654)           (36,158)           (513,775)
                                                -------          ----------            -------            --------
       Net increase                              72,835         $ 1,351,549            185,843         $ 2,717,523
                                                 ======         ===========            =======         ===========


                                                     Robertson Stephens Diversified Growth Portfolio
                                                     -----------------------------------------------

                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                      65,064           $ 885,849            267,239         $ 2,763,953
       Redeemed                                 (67,703)           (863,403)           (83,656)           (926,756)
                                                -------            --------            -------            --------
       Net increase                              (2,639)           $ 22,446            183,583         $ 1,837,197
                                                 ======            ========            =======         ===========





                       LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            JUNE 30, 1999 (UNAUDITED)

5.     Shares of Beneficial Interest (continued)

                                                     Lexington Corporate Leaders Portfolio
                                                     -------------------------------------
                                    Six months ended June 30, 1999            Year ended December 31, 1998
                                               Shares             Amount              Shares             Amount
                                               ------             ------              ------             ------

       Sold                                      61,634           $ 987,107            316,043         $ 4,506,043
       Issued as reinvestment of dividends            0                   0              1,096              14,110
       Redeemed                                 (68,120)         (1,086,985)           (29,244)           (423,355)
                                                -------          ----------            -------            --------
       Net increase                              (6,486)           ($99,878)           287,895         $ 4,096,798
                                                 ======            ========            =======         ===========


                                                   SAI Global Leaders Portfolio
                                                   ----------------------------

                                               Shares             Amount
                                               ------             ------

       Sold                                      31,966           $ 317,699
       Redeemed                                     (60)               (583)
                                                    ---                ----
       Net increase                              31,906            $317,116
                                                 ======            ========



6.     Foreign Securities

All Portfolios may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, reduced availability of public information concerning issues, lower standards of accounting, auditing, and financial reporting, less market liquidity, greater volatility of prices, and a possible imposition of currency exchange blockages or restrictions on securities, transactions, or transfer of assets.

7.      Capital Loss Carryforward

At June 30, 1999, Berkeley U.S. Quality Bond Portfolio had a loss carryforward amount of $3,940 which expires on December 31, 2004.

8.       Risk Factors Applicable to Year 2000 Issue

Like other mutual funds, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, the Sub-Advisors and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Advisor and the Sub-Advisors are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.